As filed with the U.S. Securities and Exchange Commission on April 29, 2024

File No. 333-248060

File No. 811-23602

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

Pre-Effective Amendment No.

Post-Effective Amendment No. 4

AND/OR

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]

Amendment No. 7

HUMANKIND BENEFIT CORPORATION

(Exact Name of Registrant as Specified in Charter)

79 Madison Avenue, New York, NY 10016

(Address of Principal Executive Offices)

646-838-4352

(Registrant's Telephone Number, including Area Code)

HSC Agent Services, Inc.

245 W Chase Street, Baltimore, MD 21217

(Name and Address of Agent for Service)

Copies to:

Todd Zerega, Esq.

Morgan Lewis & Bockius LLP

One Oxford Centre, 32nd Fl.

Pittsburgh, PA 15219-6401

Mark Parise, Esq.

Morgan Lewis & Bockius LLP

One State St.

Hartford, CT 06103-3178

Dong Yeon (Robert) Kim, Esq.

Morgan Lewis & Bockius LLP

101 Park Ave.

New York, NY 10178-0060

It is proposed that this filing will become effective: (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)

[x] on April 29, 2024 pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on (date) pursuant to paragraph (a)(1)

[ ] 75 days after filing pursuant to paragraph (a)(2)

[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

HUMANKIND US STOCK ETF
(Ticker: HKND)

Listed on NYSE Arca

Humankind US Stock ETF is a series of the Humankind Benefit Corporation

PROSPECTUS

April 29, 2024

Fund shares are not individually redeemable by the Fund but trade on the NYSE Arca in individual share lots.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

An investment in the Fund is not a bank deposit and is not insured by the Federal Deposit Insurance Corporation or any other government agency. An investment in the Fund involves investment risks, and you may lose money in the Fund.

TABLE OF CONTENTS

Page

Humankind US Stock ETF — Fund Summary	1
Investment Objective	1
Fees and Expenses	1
Principal Investment Strategies	1
Principal Risks	3
Performance Information	5
Fund Management	6
Purchase and Sale of Fund Shares	6
Tax Information	6
Payments to Broker-Dealers and Other Financial Intermediaries	6
Additional Information about the Fund’s Investment Objectives and Strategies	7
Additional Information about Risks	9
Portfolio Holdings	11
Additional Information about Management	12
Shareholder Information	13
Financial Highlights	16

Humankind US Stock ETF — Fund Summary

Investment Objective

Humankind US Stock ETF (the “Fund”) seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Humankind US Equity Index (the “Index”). The Fund’s investment objective may be changed without the consent of the shareholders of the Fund.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. The fees are expressed as a percentage of the Fund’s average daily net assets. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.11%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.11%

1	The Fund’s investment adviser, Humankind Investments, LLC (the “Adviser”), provides investment advisory services and pays the Fund’s operating expenses, with certain exceptions, in return for a “unitary fee” exclusive of expenses incurred pursuant to the Fund’s 12b-1 Distribution Plan, if any; costs of borrowing (such as interest charges and dividend expenses on securities sold short); taxes or governmental fees; acquired fund fees and expenses, if any; brokerage commissions and other expenses of executing portfolio transactions; costs of holding shareholder meetings, including proxy costs; fees and expenses associated with the Fund’s securities lending program, if any; fees of independent counsel to the disinterested Directors; and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. You would incur these hypothetical expenses whether or not you were to sell your shares at the end of the given period. You may pay brokerage commissions on your purchases and sales of the Fund’s shares, which are not reflected in the Example.

	1 Year	3 Years	5 Years	10 Years
Although your actual costs may be higher or lower, based on these assumptions your costs would be:	$11	$35	$62	$141

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal period ending December 31, 2023, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Principal Investment Strategies

The Adviser uses a “passive” or indexing approach in seeking to achieve the Fund’s investment objective. The Fund does not try to outperform the index it tracks. Specifically, the Fund employs an investment management strategy that seeks to provide investment results that, before the fees and expenses of the Fund, correspond generally to the total return performance of the Index. As explained in more detail below, the Index is primarily comprised of domestic (U.S.) equity securities and may not be comprised of greater than 5% of foreign securities (including American Depositary Receipts (“ADRs”)). The Adviser uses a representative sampling indexing strategy to manage the Fund. The Fund may or may not hold all of the securities in the Index. Under normal conditions, the Fund will invest at least 90% of its net assets, including borrowings for investment purposes, in securities contained in the Index (the “90% Policy”). The overall goal of the Index is to select component securities issued by companies that are benefiting humankind – defined as value created for investors, consumers, employees, and members of society generally. The Adviser, which serves as the sponsor of the Index, seeks to meet the above goal by investing in issuers that meet socially responsible investment (“SRI”) criteria.

1

In addition, Humankind Benefit Corporation (the “Company”), of which the Fund is a series, is structured as a Maryland Benefit Corporation in order to pursue the goal of making a material, positive impact on humanity. The Fund’s investment strategy is consistent with the Company’s purpose of creating socially optimal economic outcomes through investing in issuers that provide investor value, consumer value, employee value, and societal value in order to benefit humankind. The Adviser is structured as a Delaware statutory benefit limited liability company. As such, it is intended to operate in a responsible and sustainable manner and to produce a public benefit or benefits. The Adviser’s specific benefit purpose is to operate its business to support socially optimal economic outcomes.

As explained in more detail below, the Fund will invest in public companies that the Adviser, which serves as the sponsor of the Index, has determined to have the most positive impact on humanity, defined as investors, customers, employees, and members of society. By investing in a representative sampling of securities that make up the Index, the Fund will be pursuing and promoting the purpose of creating a material, positive impact on society and the environment, and supporting socially optimal economic outcomes as delineated by the Index.

While the Fund will typically invest in issuers that meet these SRI criteria, it may invest in companies that do not meet every one of these criteria. Concerns with respect to one SRI assessment category may not automatically eliminate a company from being considered an eligible investment. The Index may include a company with business lines that would traditionally be considered “sinful” or “dirty” if, in the Adviser’s determination, the net value provided to humanity, after taking everything into account, is still positive and meets the criteria for inclusion in the Index. Accordingly, by deploying an investment strategy that seeks to provide investment results that, before the fees and expenses of the Fund, correspond generally to the total return performance of the Index, the Fund may invest in companies with business lines that would traditionally be considered “sinful” or “dirty” should the Adviser determine that the company’s net value provided to humanity after taking everything into account, is positive.

The Fund may lend securities representing up to one-third of the value of the Fund’s total assets (including the value of any collateral received). The Fund may invest its cash balances into money market funds, bank deposits, U.S. Treasury securities or other short-term fixed income investments.

Humankind US Equity Index

Each company in the Index’s universe is given a “humankind value” based upon the Adviser’s estimate of how much value the company creates for humankind. A company’s humankind value also attempts to take into account the humankind value of their critical supply chain partners. The Index is composed of the common stocks of domestic (U.S.) companies that have a minimum market capitalization of $500 million at time of inclusion in the Index, minimum average daily trading volume of $1 million, and exclude business development companies. As such, the Index may include, and therefore the Fund may invest in, small-, mid-, and large-cap companies. As a U.S. equity index, the Index may not be comprised of greater than 5% of foreign securities (including ADRs). Stocks are weighted in the Index based on their positive humankind scores with those having higher positive rating receiving a higher weighting in the Index, subject to certain prescribed liquidity and diversification adjustments. The Index’s methodology is owned and compiled by the Adviser, which is wholly-owned by Humankind USA, LLC, and utilizes an independent index calculation agent, Solactive AG, to calculate, publish, and maintain the index market value on a daily basis. As of December 31, 2023, the Index included 974 companies, and the market capitalization ranged from $74.38 million to $2.99 trillion with a weighted average market capitalization of $406.6 billion. The number of companies in the Index will change over time, but is anticipated to be approximately 1000. The Index is reconstituted annually and is rebalanced quarterly. As sponsor of the Index, the Adviser may remove Index constituents at any time following extraordinary events relating to a company’s impact on humanity, as determined by the Adviser. Should this happen, an announcement will be made 10 trading days before the deletion. The Adviser uses a representative sampling indexing strategy to manage the Fund.

“Representative sampling” is an indexing strategy that involves investing in a representative sample of securities that collectively has an investment profile similar to that of an applicable underlying index. The Fund may or may not hold all of the securities in the Index.

The Fund is not sponsored, promoted, sold or supported in any other manner other than as set forth below by Solactive AG nor does Solactive AG offer any express or implicit guarantee or assurance either with regard to the results of using the Index or the index price at any time or in any other respect. The Index is calculated and published by Solactive AG. Solactive AG uses its best efforts to ensure that the Index is calculated correctly. Irrespective of its obligations towards the Issuer, Solactive AG has no obligation to point out errors in the Index to third parties including but not limited to investors and/or financial intermediaries of the Fund. The publication of the Index by Solactive AG for the purpose of use in connection with the Fund does not constitute~~s~~ a recommendation by Solactive AG to invest capital in the Fund nor does it in any way represent an assurance or opinion of Solactive AG with regard to any investment in this Fund.

2

Humankind Value and SRI Criteria

Through its utilization of a “humankind value,” the Index is designed to help investors align their portfolio in a manner that accounts for the economic impact of their portfolio on humankind by seeking to include companies based on their positive impact to humankind. The Index methodology takes into consideration a company’s investor value, consumer value, employee value, and societal value. It then adjusts on the basis of the company’s supply chain relationships and may apply a government value adjustment.

These considerations comprise the Adviser’s “SRI Criteria.” See “Additional Information about the Fund’s Investment Objectives and Strategies” for more information about the Index.

Principal Risks

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in the Fund. Shares of the Fund are not bank deposits and are not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. The principal risks affecting shareholders’ investments in the Fund are set forth below.

Socially Responsible Investment (“SRI”) Risk. SRI risk, which is the chance that stocks screened by the Adviser for SRI criteria generally will underperform the stock market as a whole or that a particular stock selected for the Index will, in the aggregate, trail returns of other mutual funds or exchange-traded funds (“ETFs”) screened for SRI criteria. There are significant differences in interpretations of what it means for a company to meet SRI criteria. The Adviser’s assessment of a company, based on the company’s level of involvement in a particular industry or the Adviser’s own SRI Criteria, may differ from that of other funds or an investor’s assessment of such company. As a result, the companies deemed eligible by the Adviser may not reflect the beliefs and values of any particular investor and may not exhibit positive or favorable SRI characteristics. Finally, as a series of a Maryland Benefit Corporation, the Fund pursues the goal of making a material, positive impact on humanity, even if such a pursuit causes the Fund to trail returns of other funds screened for SRI criteria or other domestic equity funds generally.

Equity Securities Risk. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

Sector Risk. In tracking the Index, the Fund may, from time to time, invest more heavily in companies in a particular economic sector or sectors, which would subject the Fund to proportionately higher exposure to the risks of that sector. For instance, economic or regulatory changes adversely affecting such sectors may have more of an impact on the Fund’s performance than if the Fund held a broader range of investments. As of the end of the calendar year ended December 31, 2023, the healthcare sector was heavily overweight in the Fund. However, this overweight could change at any time based on market conditions. Additional sectors may also be heavily overweight based upon the humankind value of the companies comprising the given sector.

Healthcare Sector Risk. The profitability of companies in the healthcare sector, as traditionally defined, including healthcare equipment and services companies, may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, demand for medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

Small- and Medium-Sized Companies. Investors in small- and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrower product lines and frequent lack of management depth. The securities of small- and medium-sized companies might not be traded in volumes typical of larger securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics (e.g. COVID-19 pandemic), terrorism, wars (e.g. conflicts in Ukraine and Middle East), conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods).

3

Exchange-Traded Fund (ETF) Risks.

Absence of an Active Market: Although the Fund’s shares are approved for listing on the NYSE Arca (the “Exchange”), there can be no assurance that an active trading market will develop and be maintained for Fund shares. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Index than it otherwise would at higher asset levels or the Fund may ultimately liquidate.

Authorized Participants (“APs”), Market Makers, and Liquidity Providers Concentration: The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Fund shares may trade at a material discount to net asset value per share (“NAV”) and possibly face delisting from the Exchange: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

Costs of Buying or Selling Shares: Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Fluctuation of NAV: The NAV of Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the Exchange. It cannot be predicted whether Fund shares will trade below (or at a discount), or above (at a premium) to their NAV. During periods of unusual volatility or market disruptions, market prices of Fund shares may deviate significantly from the market value of the Fund’s securities holdings or the NAV of Fund shares. As a result, investors in the Fund may pay significantly more or receive significantly less for Fund shares than the value of the Fund’s underlying securities or the NAV of Fund shares.

Trading: Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. There can be no assurance that the requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. Further, secondary markets may be subject to erratic trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in Fund shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Large Shareholder Transactions: The Fund may experience adverse effects when certain shareholders, or shareholders collectively, purchase or redeem large amounts of shares of the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange  and may, therefore, have a material upward or downward effect on the market price of the shares.

Passive Investment Risk. The Fund is not actively managed and therefore will not sell an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Representative Sampling Risk/Tracking Error Risk. There is a chance that the securities selected for the Fund, in the aggregate, may not provide investment performance matching the Fund’s target Index or that the Fund will not achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index.

Benefit Corporation Risk. The interest of investors, customers, employees, and members of society at large may be viewed or weighed differently. As a benefit corporation, there can be no assurance that the Company or Fund will create (i) a material, positive impact on humanity, society or the environment, or (ii) a specific public benefit through the support of socially optimal economic outcomes.

4

Performance Information

The following bar chart and table show some indication of the risks of investing in the Fund. The bar chart shows how the Fund’s performance has varied from year to year. The table shows how the Fund’s average annual returns (before and after taxes) for the one year and since inception periods compared to those of the Index and of a relevant broad-based securities market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information may be obtained at the Fund’s website www.humankindfunds.com.

Best Quarter	December 31, 2022	11.40%
Worst Quarter	June 30, 2022	-11.59%

Average Annual Total Returns for Periods Ended December 31, 2023	One Year	Five Years	Ten Years	Since Inception (February 24, 2021)
Humankind U.S. Stock ETF – NAV
Return Before Taxes	12.35%	--	--	7.51%
Return After Taxes on Distributions	11.52%	--	--	6.88%
Return After Taxes on Distributions and Sale of Fund Shares	7.29%	--	--	5.58%
S&P Composite 1500 TR (reflects no deduction for fees, expenses or taxes)	25.47%	--	--	8.78%
Humankind US Equity Index (reflects no deduction for fees, expenses or taxes)	12.48%	--	--	7.60%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. Updated performance information is available at www.humankindfunds.com or by calling 1-888-557-6692.

5

Fund Management

Investment Adviser

Humankind Investments, LLC serves as the investment adviser to the Fund. The Adviser is structured as a Delaware Statutory Public Benefit Limited Liability Corporation.

Portfolio Managers

Yi Yi Mon Aye Han, CFA, a Portfolio Manager at the Adviser, has been the Fund’s co-portfolio manager since the Fund’s inception in 2021.

Yan Zelener, PhD, a Portfolio Manager at the Adviser, has been the Fund’s co-portfolio manager since the Fund’s inception in 2021.

Purchase and Sale of Fund Shares

Individual shares may only be purchased and sold on a national securities exchange through a broker-dealer. You can purchase and sell individual shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for business like any publicly traded security. The Fund’s shares are listed on the Exchange. The price of the Fund’s shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (premium) or less than NAV (discount). The Fund issues and redeems shares on a continuous basis, at NAV, only in blocks of 50,000 shares (“Creation Units”), principally in-kind for securities included in the Index, and only Authorized Participants (typically, broker-dealers) may purchase or redeem Creation Units. Except when aggregated in Creation Units, the Fund’s shares are not redeemable securities. Investors can obtain premium/discount information by visiting www.humankindfunds.com.

Tax Information

The Fund will make distributions that may be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Such tax-deferred arrangements may be taxed later upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

6

Additional Information about the Fund’s Investment Objectives and Strategies

As its investment objective, the Fund seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Index. The Fund’s investment objective has been adopted as a non-fundamental investment policy and may be changed without the consent of the shareholders of the Fund. The Fund, using an “indexing” investment approach, seeks to provide investment results that, before fees and expenses, correspond generally to the total return performance of the Index. A number of factors may affect the Fund’s ability to achieve a high correlation with the Index, including the degree to which the Fund utilizes a sampling methodology. There can be no guarantee that the Fund will achieve a high degree of correlation. The Adviser may sell securities that are represented in the Index or purchase securities not yet represented in the Index, in anticipation of their removal from the Index, thus causing the Adviser to purchase or sell securities not in the Index, but which the Adviser believes are appropriate to substitute for certain securities in the Index and such securities have characteristics similar to securities in the Index.

The Fund will not take defensive positions.

The Fund may invest up to 10% of its total assets in securities that are not in the Index to the extent that the Adviser believes that such investments should help the Fund’s overall portfolio track the Index and such securities have characteristics similar to securities in the Index. The Fund will also concentrate its investments (i.e., hold 25% or more of its net assets) in a particular industry or group of related industries to approximately the same extent that the Index is concentrated.

Status as a Maryland Benefit Corporation

The Fund is a series of the Company, which is a Maryland Benefit Corporation. As a Maryland Benefit Corporation, and in accordance with its Articles of Incorporation, the purpose of the Company is, in part, to promote through its investments the creation of a general public benefit and the specific public benefit of supporting socially optimal economic outcomes. In addition, as a Maryland Benefit Corporation, having the purpose of creating a general public benefit and specific benefit is viewed to be in the best interests of the Company. Similarly, the Adviser is structured as a Delaware statutory benefit limited liability company. As such, it is intended to operate in a responsible and sustainable manner and to produce a public benefit or benefits. The Adviser’s specific benefit purpose is to operate its business to support socially optimal economic outcomes.

Humankind Value

The Fund seeks to achieve these purposes by providing investment results that, before fees and expenses, correspond generally to the total return performance of the Index. The Index is comprised of approximately the top 1000 eligible U.S. listed companies with a positive “humankind value.” Each company in the Index’s universe is assigned a “humankind value” based on a quantitative analysis that calculates the comprehensive economic value of a company based not only upon its financial performance metrics but also on the costs and benefits to society from conducting its business. The components of this calculation include:

•	Investor Value: The estimated value to investors on the basis of multi-year profitability.
•	Consumer Value: The estimated value to customers based on the offering of a product or service.
•	Employee Value: The estimated value to employees based on their salaries, bonuses, and benefits.
•	Societal Value: The estimated unaccounted costs and benefits to society from the operation of the company’s business.

Specific Factors Considered: A list of examples of specific factors considered in conjunction with the above four categories of value include, but are not limited to: food production and distribution; water and sanitation access; healthcare benefits; greenhouse gas emissions; free digital services; air pollution; tobacco; alcohol production; breastmilk substitute production; firearms manufacturing; consumer data harvesting; discrimination; energy transition; food addiction; for-profit healthcare; gambling; noise pollution; nuclear power generation; opioid production; predatory lending; private prisons; plastic pollution; shelter; slave labor; travel-injuries; war; water pollution; workplace injuries; and adult entertainment.

Through its utilization of a “humankind value,” the Index is designed to help investors align their portfolio in a manner that accounts for the economic impact of their portfolio on humankind by including companies based on their positive impact to humankind. The Index methodology takes into consideration a company’s investor value, consumer value, employee value, and societal value. It then adjusts on the basis of the company’s supply chain relationships and may apply a government value adjustment.

7

Supply Chain Adjustments and Government Value Adjustments

Wherever possible, the Adviser, which serves as the sponsor of the Index, collects data on the resource dependent relationships between different organizations (like companies, governments, etc.) to better understand how money, goods, and services flow between them. This information is sought to impute responsibility to companies that are funded by, or that provide funding to, organizations that cause human harm or provide human benefit. This “follow the money” principle is used when estimating the amount of shared responsibility that a company has for its supply chain partner’s, government’s, and others’ impactful actions.

For example, the humankind value for each company is adjusted on the basis of the company’s supply chain relationships. These supply chain links are inferred from the nature of the company’s business. For instance, if a company is a farm machinery and equipment manufacturer, it will be linked to suppliers in relevant industries like steel, plastic, and rubber, as well as to customers in relevant industries like the farming industry. Research drawing on a variety of sources, such as information provided by governmental data bureaus, academic articles and industry publications, is used to breakdown and appropriately classify a company’s business across industries and to establish the supply chain links between those industries. The North American Industry Classification System framework is used to subdivide the business segments in which a company participates and determine the supply chain links between industries.

Supply chain adjustments for U.S. domiciled companies are based on an analysis of global supply chains. A proprietary algorithm transfers portions of investor, consumer, employee and societal value between companies all across the supply chain, resulting in an effort to assess humankind value based not only on the particular profile of the company but also incorporating the value of its business partners.

A Humankind value is also calculated for governments on the basis of the government contribution to the societal factors mentioned above (such as water, sanitation, and healthcare) as well as government specific factors (such as democide risk, education, and redistribution). Companies and governments reciprocally exchange Humankind value on the basis of financial dependencies like taxation links (e.g., taxes that companies pay to their host governments) and the estimated amount of revenue that a specific company generates within a given country. Governments can facilitate the activity of companies by providing rule of law, macroeconomic stability, and access to additional consumers in exchange for the taxes collected in each jurisdiction. For US domiciled companies, this adjustment differentiates between companies that have a wholly domestic business and those with multinational operations. Companies with concentrated operations in low Humankind value countries are effectively penalized relative to peers that operate in less problematic locations. Countries that are governed by more democratic regimes, and that effectively provide key social services like healthcare and clean water to their residents tend to have higher Humankind Values. Conversely, low Humankind Value countries tend to be more authoritarian, and tend not to provide key social services, or at least not provide them as effectively.

Capital Structure Distribution Adjustments

An adjustment in humankind value can be made on the basis of the capital structure of the company. If there is a company with $1 million in humankind value that raises only equity, then that humankind value belongs to the equity. However, if the company funded its business with half equity capital and half debt capital, then the humankind value would be distributed between those components of the capital structure. This will have the effect of lowering the company’s weighting in the Index as some of the company’s Humankind value will be allocated to the debt in the capital structure.

Cross-Holding Adjustments

A further adjustment in humankind value can be made on the basis of information about equity holdings between parent companies and their subsidiaries. Companies that own minority or majority interest in other companies receive the appropriate portion of investor, consumer, employee and societal value in accord with the size of their ownership stake.

Restriction of Constituent Stocks by Domicile, Market Capitalization, Liquidity and Business Model

The Index is constrained to U.S. listed and domiciled common stocks, limited partnerships, and real estate investment trusts with more than $500 million of market capitalization at time of inclusion of the Index and $1 million of minimum average trading volume over the past 3 months (or maximum available trading days if the trading history is less than 3 months) at the time of the screening. Business development companies are not eligible to be included in the index. All securities eligible for inclusion in the Index must trade on an eligible U.S. exchange. Bulletin board, pink sheet or over-the-counter (OTC) traded securities are not eligible for inclusion.

Eligible U.S. Exchanges: CBOE, NYSE, NYSE American, NASDAQ, ARCA

From the list of eligible U.S. stocks, not more than the top 1000 stocks with positive humankind values are selected.

8

Weighting of Constituent Stocks

Constituents are weighted in the Index based on the ratio of their humankind value to the total humankind value of the approximately 1000 index constituents. Those having a higher positive rating receive a higher weighting in the Index, subject to maximum individual constituent weight of 4% (measured at the time the Index is constituted or rebalanced) and a maximum individual industry group (as defined by nationally recognized industry classification standards) weight of 20%.

Constituent Stocks with Multiple Eligible Share Classes

Share classes with more than $500 million market capitalization that otherwise meet the criteria described above in the paragraph entitled, “Restriction of Constituent Stocks by Domicile, Market Capitalization, Liquidity and Business Model” are eligible to be considered. If there are Index constituents with multiple eligible share classes, the share class with voting rights will be preferred for inclusion. If there are multiple share classes with identical voting rights, the share class with higher liquidity (as defined by average trading volume over the past 3 months at the time of the screening based on data from nationally recognized data providers) will be preferred upon the constituent’s initial inclusion in the Index.

The complete methodology of the Index is available on the Fund’s website: https://www.humankindfunds.com/.

Additional Information about Risks

The following section provides additional information regarding the principal risks identified under “Principal Risks” in the Fund’s summary.

There is no assurance that the Fund will achieve its investment objective, and you can lose money investing in this Fund. Shares of the Fund are not bank deposits and are not guaranteed or insured by the FDIC or any other government agency.

Socially Responsible Investment Risk. SRI risk, which is the chance that stocks screened by the Adviser for SRI criteria generally will underperform the stock market as a whole or that the particular stocks selected for the Index will, in the aggregate, trail returns of other mutual funds or ETF screened for SRI criteria. There are significant differences in interpretations of what it means for a company to meet SRI criteria. The Adviser’s assessment of a company, based on the company’s level of involvement in a particular industry or the Adviser’s own SRI Criteria, may differ from that of other funds or an investor’s assessment of such company. As a result, the companies deemed eligible by the Adviser may not reflect the beliefs and values of any particular investor and may not exhibit positive or favorable SRI characteristics. Additionally, the Index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Under the Adviser’s SRI Criteria, each company in the Index’s universe is assigned a “humankind value” based on a quantitative analysis that calculates the comprehensive economic value of a company based not only upon its financial performance metrics but also on the costs and benefits to society from conducting its business. The components of this calculation include:

•	Investor Value: The estimated value to investors on the basis of multi-year profitability.
•	Consumer Value: The estimated value to customers based on the offering of a product or service.
•	Employee Value: The estimated value to employees based on their salaries, bonuses, and benefits.
•	Societal Value: The estimated unaccounted costs and benefits to society from the operation of the company’s business.

Specific Factors Considered: A list of examples of specific factors considered in conjunction with the above four categories of value include, but are not limited to: food production and distribution; water and sanitation access; healthcare benefits; greenhouse gas emissions; free digital services; air pollution; tobacco; alcohol production; breastmilk substitute production; firearms manufacturing; consumer data harvesting; discrimination; energy transition; food addiction; for-profit healthcare; gambling; noise pollution; nuclear power generation; opioid production; predatory lending; private prisons; plastic pollution; shelter; slave labor; travel-injuries; war; water pollution; workplace injuries; and adult entertainment.

Through its utilization of a “humankind value,” the Index is designed to help investors align their portfolio in a manner that accounts for the economic impact of their portfolio on humankind by including companies based on their positive impact to humankind. The Index methodology takes into consideration a company’s investor value, consumer value, employee value, and societal value. It then adjusts on the basis of the company’s supply chain relationships and may apply a government value adjustment.

9

While the Fund will typically invest in issuers that meet its SRI criteria, it may invest in companies that do not meet every one of these criteria. Concerns with respect to one SRI assessment category may not automatically eliminate a company from being considered an eligible investment. The Index may include a company with business lines that would traditionally be considered “sinful” or “dirty” if, in the Adviser’s determination, the net value provided to humanity, after taking everything into account, is still positive and meets the criteria for inclusion in the Index. By deploying an investment strategy that corresponds generally with the performance of the Index, the Fund may invest in companies with business lines that would traditionally be considered “sinful” or “dirty” should the Adviser determine that the company’s net value provided to humanity after taking everything into account, is positive.

The Index methodology also seeks to, although is under no obligation to, follow the principles of the United Nations’ Principles for Responsible Investment (“UNPRI”). For the Index, this includes incorporating environmental, social, and corporate governance issues into the Adviser’s value analysis and decision-making processes (regarding humankind scores). Additional information related to the UNPRI is available at: https://www.unpri.org/.

Equity Securities Risk. In general, prices of equity securities are more volatile than those of fixed-income securities. The prices of equity securities fluctuate, and sometimes widely fluctuate, in response to activities specific to the issuer of the security as well as factors unrelated to the fundamental condition of the issuer, including general market, economic and political conditions.

Small- and Medium-Sized Companies. Investors in small- and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrower product lines and frequent lack of management depth. The securities of small- and medium-sized companies might not be traded in volumes typical of larger securities traded on a national securities exchange. Thus, the securities of small and medium capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Sector Risk. In tracking the Index, the Fund may, from time to time, invest more heavily in companies in a particular economic sector or sectors, which would subject the Fund to proportionately higher exposure to the risks of that sector. For instance, economic or regulatory changes adversely affecting such sectors may have more of an impact on the Fund’s performance than if the Fund held a broader range of investments. As of the end of the calendar year ended December 31, 2023, the healthcare sector was heavily overweight in the Fund. However, this overweight could change at any time based on market conditions. Additional sectors may also be heavily overweight based upon the humankind value of the companies comprising the given sector.

Healthcare Sector Risk. The profitability of companies in the healthcare sector, as traditionally defined, including healthcare equipment and services companies, may be affected by government regulations and government healthcare programs, increases or decreases in the cost of medical products and services, an increased emphasis on outpatient services, demand for medical products and services and product liability claims, among other factors. Many healthcare companies are heavily dependent on patent protection, and the expiration of a company’s patent may adversely affect that company’s profitability. Healthcare companies are subject to competitive forces that may result in price discounting, and may be thinly capitalized and susceptible to product obsolescence.

Market and Geopolitical Risk. The value of your investment in the Fund is based on the values of the Fund’s investments, which may change due to economic and other events that affect markets generally, as well as those that affect particular regions, countries, industries, companies or governments. These events may be sudden and unexpected, and could adversely affect the liquidity of the Fund’s investments, which may in turn impact valuation, the Fund’s ability to sell securities and/or its ability to meet redemptions. The risks associated with these developments may be magnified if certain social, political, economic and other conditions and events (such as natural disasters, epidemics and pandemics, terrorism, wars (e.g. conflicts in Ukraine and Middle East), conflicts and social unrest) adversely interrupt the global economy and financial markets. It is difficult to predict when events affecting the U.S. or global financial markets may occur, the effects that such events may have and the duration of those effects (which may last for extended periods).

Exchange-Traded Fund (ETF) Risks.

Absence of an Active Market: Although the Fund’s shares are approved for listing on the Exchange, there can be no assurance that an active trading market will develop and be maintained for Fund shares. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Fund may experience greater tracking error to its Index than it otherwise would at higher asset levels or the Fund may ultimately liquidate.

APs, Market Makers, and Liquidity Providers Concentration: The Fund has a limited number of financial institutions that may act as APs. In addition, there may be a limited number of market makers and/or liquidity providers in the marketplace. To the extent either of the following events occur, Shares may trade at a material discount to their NAV and possibly face delisting: (i) APs exit the business or otherwise become unable to process creation and/or redemption orders and no other APs step forward to perform these services, or (ii) market makers and/or liquidity providers exit the business or significantly reduce their business activities and no other entities step forward to perform their functions.

10

Costs of Buying or Selling Shares: Investors buying or selling Fund shares in the secondary market will pay brokerage commissions or other charges imposed by brokers as determined by that broker. Brokerage commissions are often a fixed amount and may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of shares.

Fluctuation of NAV: The NAV of Fund shares will generally fluctuate with changes in the market value of the Fund’s securities holdings. The market prices of shares will generally fluctuate in accordance with changes in the Fund’s NAV and supply and demand of shares on the Exchange. It cannot be predicted whether Fund shares will trade below (or at a discount), or above (at a premium) to their NAV. During periods of unusual volatility or market disruptions, market prices of Fund shares may deviate significantly from the market value of the Fund’s securities holdings or the NAV of Fund shares. As a result, investors in the Fund may pay significantly more or receive significantly less for Fund shares than the value of the Fund’s underlying securities or the NAV of Fund shares.

Trading: Although Fund shares are listed for trading on the Exchange, there can be no assurance that an active trading market for such shares will develop or be maintained. Trading in Fund shares may be halted due to market conditions or for reasons that, in the view of the Exchange, make trading in shares inadvisable. There can be no assurance that requirements of the Exchange necessary to maintain the listing of any Fund will continue to be met or will remain unchanged or that the shares will trade with any volume, or at all. Further, secondary markets may be subject to erratic trading activity, wide bid/ask spreads and extended trade settlement periods in times of market stress because market makers and APs may step away from making a market in Fund shares and in executing creation and redemption orders, which could cause a material deviation in the Fund’s market price from its NAV.

Large Shareholder Transactions: The Fund may experience adverse effects when certain shareholders, or shareholders collectively, purchase or redeem large amounts of shares of the Fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Exchange  and may, therefore, have a material upward or downward effect on the market price of the shares.

Passive Investment Risk. The Fund is not actively managed and therefore would not sell an equity security due to current or projected underperformance of a security, industry or sector, unless that security is removed from the Index. Unlike with an actively managed fund, the Adviser does not use techniques or defensive strategies designed to lessen the effects of market volatility or to reduce the impact of periods of market decline. This means that, based on market and economic conditions, the Fund’s performance could be lower than other types of funds that may actively shift their portfolio assets to take advantage of market opportunities or to lessen the impact of a market decline.

Tracking Error Risk. There is a chance that the securities selected for the Fund may not provide investment performance matching the Fund’s target Index or that the Fund will not achieve a high degree of correlation with the return of the Index. To the extent the Fund utilizes a sampling approach, it may experience tracking error to a greater extent than if the Fund sought to replicate the Index.

Benefit Corporation Risk. The interest of investors, customers, employees, and members of society at large may be viewed or weighed differently. As a benefit corporation, there can be no assurance that the Company or Fund will create (i) a material, positive impact on humanity, society or the environment, or (ii) a specific public benefit through the support of socially optimal economic outcomes.

Portfolio Holdings

Portfolio Holdings

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities is available in the Fund’s Statement of Additional Information (“SAI”).

11

Additional Information about Management

Investment Adviser

Humankind Investments LLC, the investment adviser to the Fund, is a Delaware statutory public benefit limited liability company, and is located at 79 Madison Avenue, New York, NY 10016.

The Adviser is a signatory of the UNPRI. The Adviser registered with the Securities and Exchange Commission (the “SEC”) on June 13, 2019 and had approximately $396,149,904 million in regulatory assets under management as of December 31, 2023. The Adviser serves as investment adviser to the Fund with overall responsibility for the day-to-day portfolio management of the Fund, subject to the supervision of the Board of Directors of the Company (the “Board”). For its services, the Adviser receives an investment advisory fee that is equal to 0.11% per annum of the average daily net assets of the Fund, calculated daily and paid monthly.

Under the Investment Advisory Agreement, the Adviser has agreed to pay the Fund’s operating expenses, with certain exceptions, in return for a “unitary fee” exclusive of expenses incurred pursuant to the Fund’s 12b-1 Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), if any; costs of borrowing (such as interest charges and dividend expenses on securities sold short); taxes or governmental fees; acquired fund fees and expenses, if any; brokerage commissions and other expenses of executing portfolio transactions; costs of holding shareholder meetings, including proxy costs; fees and expenses associated with the Fund’s securities lending program, if any; fees of independent counsel to the disinterested Directors; and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

A discussion regarding the basis for the Board’s approval of the Investment Advisory Agreement is available in the Fund’s Annual Report to Shareholders for the fiscal year ended December 31, 2023. All organizational and offering costs for the Fund will be borne by the Adviser and are not subject to reimbursement.

Portfolio Management

The Fund’s portfolio managers are primarily responsible for the day-to-day management of the Fund. The portfolio managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, and researching and reviewing investment strategy.

Yi Yi Mon Aye Han, a Portfolio Manager at the Adviser, has been the Fund’s co-portfolio manager since the Fund’s inception in 2021. Ms. Han earned a Bachelor of Engineering in Electrical Engineering from the National University of Singapore and a M.S. in Financial Engineering degree from New York University’s Tandon School of Engineering. Ms. Han is a Chartered Financial Analyst (“CFA”®) charterholder.

Yan Zelener, a Portfolio Manager at the Adviser, has been the Fund’s co-portfolio manager since the Fund’s inception in 2021. Mr. Zelener earned his PhD in History from Columbia University and a B.S. in both Computer Science and History from MIT.

The SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and their ownership of shares of the Fund.

12

Shareholder Information

Pricing of Fund Shares

Fund shares are listed for secondary trading on the Exchange. Fund shares trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the shares. The Exchange is generally open Monday through Friday and is closed weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

The NAV per share for the Fund is computed by dividing the value of the net assets of the Fund (i.e., the value of its total assets less total liabilities) by its total number of shares outstanding. Expenses and fees, including management and distribution fees, if any, are accrued daily and taken into account for purposes of determining NAV. NAV is determined each business day, normally as of the close of regular trading of the NYSE (ordinarily 4:00 p.m., ET).

When determining NAV, the value of the Fund’s portfolio securities is based on market prices of the securities, which generally means a valuation obtained from an exchange or other market (or based on a price quotation or other equivalent indication of the value supplied by an exchange or other market) or a valuation obtained from an independent pricing service. If a security’s market price is not readily available or does not otherwise accurately reflect the fair value of the security, the security will be valued in accordance with valuation policies and procedures approved by the Board. The Board has designated the Adviser as its valuation designee to execute these procedures. Fair value pricing may be used in a variety of circumstances, including, but not limited to, situations when the value of a security in the Fund’s portfolio has been materially affected by events occurring after the close of the market on which the security is principally traded but prior to the close of the Exchange (such as in the case of a corporate action or other news that may materially affect the price of a security) or trading in a security has been suspended or halted. Accordingly, the Fund’s NAV may reflect certain portfolio securities’ fair values rather than their market prices.

Fair value pricing involves subjective judgments and it is possible that a fair value determination for a security will materially differ from the value that could be realized upon the sale of the security. In addition, fair value pricing could result in a difference between the prices used to calculate the Fund’s NAV and the prices used by the Fund’s Index. This may result in a difference between the Fund’s performance and the performance of the Fund’s Index.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities with a remaining maturity of 61 days or more are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as more fully described in the SAI. Generally, short-term securities which mature in 60 days or less are valued at amortized cost if their maturity at acquisition was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their maturity when acquired by the Fund was more than 60 days.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. ET.

Buying and Selling the Fund

When you buy or sell the Fund’s shares on the secondary market, you will pay or receive the market price. You may incur customary brokerage commissions and charges and may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction.

Dividends and Distributions

Fund Distributions. The Fund will pay out dividends, if any, quarterly and distribute any net realized capital gains to its shareholders annually.

Dividend Reinvestment Service. Brokers may make available to their customers who own the Fund’s shares the Depository Trust Company book-entry dividend reinvestment service. If this service is available and used, dividend distributions of both income and capital gains will automatically be reinvested in additional whole shares of the Fund. Without this service, investors would receive their distributions in cash. To determine whether the dividend reinvestment service is available and whether there is a commission or other charge for using this service, consult your broker. Brokers may require the Fund’s shareholders to adhere to specific procedures and timetables. If this service is available and used, dividend distributions of both income and realized gains will be automatically reinvested in additional whole shares of the Fund purchased in the secondary market.

13

Frequent Purchases and Redemptions of Fund Shares

Unlike frequent trading of shares of a traditional open-end mutual fund’s (i.e., not exchange-traded) shares, frequent trading of shares of the Fund on the secondary market does not disrupt portfolio management, increase the Fund’s trading costs, lead to realization of capitalization gains, or otherwise harm the Fund’s shareholders because these trades do not involve the Fund directly. Certain institutional investors are authorized to purchase and redeem the Fund’s shares directly with the Fund. Because these trades are effected in-kind (i.e., for securities, and not for cash), they do not cause any of the harmful effects noted above that may result from frequent cash trades. Moreover, the Fund imposes transaction fees on in-kind purchases and redemptions of Creation Units to cover the custodial and other costs incurred by the Fund in effecting in-kind trades. These fees increase if an investor substitutes cash in part or in whole for Creation Units, reflecting the fact that the Fund’s trading costs increase in those circumstances. For these reasons, the Board has determined that it is not necessary to adopt policies and procedures to detect and deter frequent trading and market-timing in shares of the Fund.

Website Disclosures

The following information about the Fund is available on the Fund’s website, www.humankindfunds.com, which is publicly available and free of charge:

•	Complete portfolio holdings, including for each security, the ticker symbol, CUSIP, description and the quantity and weight of each security in the Fund;
•	The current NAV, market price, and premium/discount, each as of the end of the prior business day;
•	A table showing the number of days that the Fund’s shares traded at a premium or discount during the most recently completed fiscal year and quarter (or for the life of the fund for new funds);
•	A chart showing the Fund’s premiums or discounts for the most recently completed calendar year and calendar quarter (or for the life of the fund for any new ETFs);
•	The median bid/ask spread for the Fund on a rolling 30-day basis;
•	If the premium or discount is greater than 2% for more than seven consecutive trading days, a statement that the premium/discount was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to this premium/discount; and
•	The annual benefit report (for more information, see “Annual Benefit Report” under “Where to Find Additional Information”).

Tax Consequences

Tax Information. The following is a summary of some important tax issues that affect the Fund and its shareholders. The summary is based on current tax laws, which may be changed by legislative, judicial or administrative action. You should not consider this summary to be a detailed explanation of the tax treatment of the Fund, or the tax consequences of an investment in the Fund. The summary is very general, and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) or other tax-deferred account. More information about taxes is located in the SAI. You are urged to consult your tax adviser regarding specific questions as to federal, state and local income taxes.

Tax Status of the Fund. The Fund is treated as a separate entity for federal tax purposes and intends to qualify for the special tax treatment afforded to regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). As long as the Fund qualifies as a regulated investment company, it pays no federal income tax on the earnings it distributes to shareholders.

Tax Status of Distributions

•	The Fund will, for each year, distribute substantially all of its net investment income and net capital gains.
•	The Fund’s distributions from income will generally be taxed to you as ordinary income or qualified dividend income. For noncorporate shareholders, dividends reported by the Fund as qualified dividend income are generally eligible for reduced tax rates.
•	Corporate shareholders may be entitled to a dividends-received deduction for the portion of dividends they receive that are attributable to dividends received by the Fund from U.S. corporations, subject to certain limitations. The Fund’s strategies may limit its ability to distribute dividends eligible for the dividends-received deduction for corporate shareholders.
•	Any distributions of net capital gain (the excess of the Fund’s net long-term capital gains over its net short-term capital losses) that you receive from the Fund are taxable as long-term capital gains regardless of how long you have owned your shares. Long-term capital gains are currently taxed to noncorporate shareholders at reduced maximum rates.
14

•	Dividends and distributions are generally taxable to you whether you receive them in cash or in additional shares through a broker’s dividend reinvestment service. If you receive dividends or distributions in the form of additional shares through a broker’s dividend reinvestment service, you will be required to pay applicable federal, state or local taxes on the reinvested dividends but you will not receive a corresponding cash distribution with which to pay any applicable tax.
•	The Fund may be able to pass through to you foreign tax credits for certain taxes paid by the Fund, provided the Fund meets certain requirements.
•	Distributions paid in January but declared by the Fund in October, November or December of the previous year may be taxable to you in the previous year.
•	The Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, foreign tax credits and net capital gain distributions received from the Fund shortly after the close of each calendar year.

Taxes on Share Sales. Any capital gain or loss realized upon a sale of shares will generally be treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, except that any capital loss on the sale of shares held for six months or less will be treated as long-term capital loss to the extent of amounts treated as distributions of long-term capital gains to the shareholder with respect to such shares.

Medicare Tax. U.S. individuals with income exceeding $200,000 ($250,000 if married and filing jointly) are subject to a 3.8% Medicare contribution tax on their “net investment income,” including interest, dividends, and capital gains (including capital gains realized on the sale or exchange of shares). This 3.8% tax also applies to all or a portion of the undistributed net investment income of certain shareholders that are estates and trusts.

Non-U.S. Investors. If you are not a citizen or permanent resident of the United States, the Fund’s ordinary income dividends will generally be subject to a 30% U.S. withholding tax, unless a lower treaty rate applies or unless such income is effectively connected with a U.S. trade or business. This 30% withholding tax generally will not apply to distributions of net capital gain.

Distributions and sale proceeds and certain capital gain dividends to a shareholder that is a “foreign financial institution” as defined in Section 1471 of the Code and that does not meet the requirements imposed on foreign financial institutions by Section 1471 will generally be subject to withholding tax at a 30% rate. Distributions and sale proceeds and certain capital gain dividends paid to a non-U.S. shareholder that is not a foreign financial institution will generally be subject to such withholding tax if the shareholder fails to make certain required certifications. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement.

Backup Withholding. The Fund may be required to withhold U.S. federal income tax (currently, at a rate of 24%) (“backup withholding”) from all taxable distributions payable to (1) any shareholder who fails to furnish the Fund with its correct taxpayer identification number or a certificate that the shareholder is exempt from backup withholding, and (2) any shareholder with respect to whom the IRS notifies the Fund that the shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. The 24% backup withholding tax is not an additional tax and may be credited against a taxpayer’s regular federal income tax liability.

Because each investor’s tax circumstances are unique and the tax laws may change, you should consult your tax advisor about the tax consequences of your investment.

Distribution

Northern Lights Distributors, LLC (the “Distributor”), is the distributor for shares of the Fund. The Distributor is a broker-dealer registered with the SEC and an affiliate of Ultimus Fund Solutions, LLC (the “Administrator”). The Distributor distributes Creation Units for the Fund on an agency basis and does not maintain a secondary market in Fund shares. The Distributor has no role in determining the policies of the Fund or the securities that are purchased or sold by the Fund. The Distributor’s principal address is 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.

The Board has adopted a Distribution and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. In accordance with the Plan, the Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because the fees are paid out of the Fund’s assets, over time these fees will increase the cost of your investment and may cost you more than certain other types of sales charges.

The SAI has more detailed information about the Distributor and other service providers to the Fund.

15

Financial Highlights

The financial highlights are intended to help you understand the Fund’s financial performance throughout its fiscal year and for the period ended December 31, 2023. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund (assuming reinvestment of all dividends and distributions). The financial highlights for the period ended December 31, 2022 and since inception (February 24, 2021 to December 31, 2021) were audited by BBD, LLP, the Fund’s former independent registered public accounting firm.

Cohen & Company, Ltd., is the Fund’s independent registered public accounting firm, whose report, along with the Fund’s financial statements, is included in the Fund’s annual report, which is available upon request by calling the Fund at 1-888-557-6692 or online at www.humankindfunds.com.

Humankind US Stock ETF
FINANCIAL HIGHLIGHTS
(Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Each Year/Period Presented)

	For the	For the	For the
	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
	2023	2022	2021*
Net asset value, beginning of year/period	$26.54	$29.70	$25.00
Activity from investment operations:
Net investment income(1)	0.50	0.47	0.37
Net realized and unrealized gain (loss) on investments	2.75	(3.16)	4.69
Total from investment operations	3.25	(2.69)	5.06
Less distributions from:
Net investment income	(0.51)	(0.47)	(0.33)
Return of capital	—	—	(0.03)
Total distributions	(0.51)	(0.47)	(0.36)
Net asset value, end of year/period	$29.28	$26.54	$29.70
Market price, end of year/period	$29.25	$26.52	$29.71
Total return(2)	12.35%	(9.05)%	20.31	%(4)
Market price total return(2)	12.32%	(9.15)%	20.35	%(4)
Net assets, end of year/period (000s)	$131,766	$126,149	$111,485
Ratio of expenses to average net assets	0.11%	0.11%	0.11	%(5)
Ratio of net investment income to average net assets	1.83%	1.74%	1.54	%(5)
Portfolio Turnover Rate(3)	27%	26%	22	%(4)

*	The Humankind US Stock ETF commenced operations on February 24, 2021.
(1)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the year.
(2)	Total return is historical in nature and assumes changes in share price, reinvestment of all dividends and distributions, if any.
(3)	Portfolio turnover rate excludes portfolio securities received or delivered as a result of processing capital share transactions in Creation Units.
(4)	Not Annualized.
(5)	Annualized.

16

Where to Find Additional Information

Statement of Additional Information

In addition to this Prospectus, the Fund has a SAI, dated April 29, 2024 (as may be supplemented from time to time), which contains additional, more detailed information about the Fund. The SAI is incorporated by reference into this Prospectus and, therefore, legally forms a part of this Prospectus.

Annual/Semi-Annual Reports to Shareholders

The Fund publishes Shareholder Reports that contain additional information about the Fund’s investments. In the Annual Report to Shareholders you will find a discussion of the market conditions and the investment strategies that significantly affected the Fund’s performance during the last fiscal year. For additional information, including information regarding the investments comprising the Fund, please call the toll-free number below.

Annual Benefit Report

As a series of a Maryland Benefit Corporation, each year, the Fund delivers to shareholders the Company’s annual benefit report. The Company’s annual benefit report will include a description of the ways in which it pursued a general public benefit and specific public benefits, as well as the extent to which the general or specific public benefits were created or the circumstances that hindered the creation of the public benefits. The Company’s annual benefit report will include an assessment of the societal and environmental performance of the Company prepared in accordance with a third-party standard.

The Company’s most recent annual benefit report is available on the Company’s website: www.humankindfunds.com. Shareholders may also call 888-557-6692 in order to request a paper copy of the Company’s most recent annual benefit report.

For more information

You may obtain the SAI and Shareholder Reports without charge by contacting the Fund in writing at the address below, by calling the toll-free number below or on our website at: www.humankindfunds.com. If you purchased shares through a financial intermediary, you may also obtain these documents, without charge, by contacting your financial intermediary. The Fund relies on Rule 6c-11 under the 1940 Act. Please see the Shareholder Information section of the Prospectus and the Additional Information About Investment Objectives, Risks, and Policies in the SAI for additional information on the Fund’s disclosures made pursuant to Rule 6c-11 under the 1940 Act on our website: www.humankindfunds.com.

Write:	Humankind Benefit Corporation c/o Ultimus Fund Solutions 225 Pictoria Drive, Suite 450 Cincinnati, OH 45246
Call Toll-Free:	For Shareholder Inquiries, call 888-557-6692
Visit:	Prices and Investment Results are available at www.humankindfunds.com

Information provided by the Securities and Exchange Commission

Shareholder Reports and other information about the Fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

The Company’s 1940 Act registration number is 811-23602

HUMANKIND US STOCK ETF

(Ticker: HKND)

Listed on NYSE Arca.

The Fund is a series of the Humankind Benefit Corporation

STATEMENT OF ADDITIONAL INFORMATION

April 29, 2024

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the Prospectus of the Humankind US Stock ETF (the “Fund”), dated April 29, 2024, as may be supplemented from time to time (the “Prospectus”). Capitalized terms used herein that are not defined have the same meaning as in the Prospectus, unless otherwise noted.

The Fund issues an annual report (the “Annual Report”) after the end of each fiscal year that includes a report from the Fund’s management on the Fund’s operation and performance and audited financial statements for the Fund. Financial information from the Annual Report is incorporated by reference into this SAI in its entirety from the Fund's most recent Annual Report.

Copies of the Prospectus and the Annual Report may be obtained without charge by writing the Fund’s distributor, Northern Lights Distributors, LLC (the “Distributor”), 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022, or by visiting the Fund’s website at www.humankindfunds.com or by calling 1-888-557-6692.

Table of Contents

Page

General Information	1
Additional Information About Investment Objectives, Risks, and Policies	2
Management of the Fund	11
Control Persons and Principal Holders of Securities	17
Investment Advisory and Other Services	18
Brokerage Allocation and Other Practices	21
Description of Shares	22
Purchase, Redemption and Pricing of Shares	24
Determination of Net Asset Value	32
Distributions and Tax Matters	33
Financial Statements	44
APPENDIX A – PROXY VOTING POLICIES	45

General Information

The Company and the Fund

Humankind Benefit Corporation (the “Company”) is an open-end management investment company currently consisting of the Humankind US Stock ETF (the “Fund”), which commenced operations on February 24, 2021 and is classified as diversified. The Company was organized as a Maryland benefit corporation on June 30, 2020. The Company is registered with the Securities and Exchange Commission (the “SEC”) under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company and the offering of the Fund’s shares (“Shares”) is registered under the Securities Act of 1933, as amended (the “Securities Act”).

Humankind Investments LLC (the “Adviser”) serves as investment adviser to the Fund. The Company’s Board of Directors is referred to herein as the “Board of Directors” or “Board,” and each director is referred to as a “Director.”

The investment objective of the Fund is to provide investment results that, before fees and expenses, correspond generally to the performance of the Humankind US Equity Index (the “Index”). The Fund’s investment objective may be changed without the consent of the shareholders of the Fund.

The Fund offers and issues shares at net asset value per share (“NAV”) only in aggregations of a specified number of shares (each a “Creation Unit” or a “Creation Unit Aggregation”). The shares of the Fund are collectively referred to as the “Shares” in this SAI. The Fund’s Shares are listed and traded on the NYSE Arca (the “Exchange”). Fund Shares trade on the Exchange at market prices that may be below, at or above NAV. Shares are redeemable only in Creation Unit Aggregations and generally in exchange for portfolio securities held by the Fund and/or a specified cash payment.

In the event of the liquidation of the Fund, the Company may lower the number of Shares in a Creation Unit. The Company reserves the right to permit or require a full or partial “cash” option for creations and/or redemptions of Fund Shares. Fund Shares may be issued in advance of receipt of a basket of securities and other investments (“Deposit Instruments”) included in the Fund’s Index subject to various conditions. In each instance of such cash creations or redemptions, transaction fees may be imposed that will be higher than the transaction fees associated with in-kind creations or redemptions. In all cases, such fees will be limited in accordance with the requirements of the SEC applicable to management investment companies offering redeemable securities.

Miscellaneous

This SAI describes the investment strategies and policies, management and operation of the Fund in order to enable investors to determine whether the Fund best suits their needs.

This SAI provides additional information with respect to the Fund and should be read in conjunction with the Fund’s current Prospectus. Capitalized terms not otherwise defined herein have the meanings accorded to them in the Prospectus. The Fund’s executive offices are located at 79 Madison Avenue, New York, NY 10016.

Investments in the Fund are not deposits or obligations of, nor guaranteed or endorsed by any other bank. Shares of the Fund are not federally insured or guaranteed by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency. An investment in the Fund is subject to risks that may cause the value of the investment to fluctuate, and when the investment is redeemed, the value may be higher or lower than the amount originally invested by the investor.

The Fund is operated by the Adviser who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, is not subject to registration or regulation as a commodity pool operator under the Commodity Exchange Act.

Continuous Offering

The method by which Creation Unit Aggregations of shares are created and traded may raise certain issues under applicable securities laws. Because new Creation Unit Aggregations of shares are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and

1

other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner which could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Unit Aggregations after placing an order with the Distributor, breaks them down into constituent shares, and sells such shares directly to customers, or if it chooses to couple the creation of a supply of new shares with an active selling effort involving solicitation of secondary market demand for shares.

A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case, and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter. Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in shares, whether or not participating in the distribution of shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to shares of the Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is only available with respect to transactions on an exchange.

Additional Information About Investment Objectives, Risks, and Policies

The Fund’s investment objective and principal investment strategies are described in the Prospectus. The following information supplements, and should be read in conjunction with, the Prospectus.

Concentration

The Fund will, to the extent its Index does, concentrate its investments in a particular industry or group of industries, as described in the Prospectus. The securities of issuers in particular industries may dominate the Index of the Fund and consequently the Fund’s investment portfolio. This may adversely affect the Fund’s performance or subject its Shares to greater price volatility than that experienced by less concentrated investment companies.

Investment Risks

The following information supplements the discussion of the Fund’s investment objective and policies as set forth in its Prospectus. The Fund may invest in the following types of investments, each of which is subject to certain risks, as discussed below.

Socially Responsible Investment

Socially responsible investment (“SRI”) risk, which is the chance that stocks screened by the Adviser, which serves as the sponsor of the Index, for SRI criteria generally will underperform the stock market as a whole or that the particular stocks selected for the Index will, in the aggregate, trail returns of other mutual funds or ETF screened for SRI criteria. There are significant differences in interpretations of what it means for a company to meet SRI criteria. The Adviser’s assessment of a company, based on the company’s level of involvement in a particular industry or the Adviser’s own SRI Criteria, may differ from that of other funds or of the Adviser’s or an investor’s assessment of such company. As a result, the companies deemed eligible by the Adviser may not reflect the beliefs and values of any particular investor and may not exhibit positive or favorable SRI characteristics. Additionally, the Index may, at times, become focused in stocks of a particular market sector, which would subject the Fund to proportionately higher exposure to the risks of that sector.

Under the Adviser’s SRI Criteria, each company in the Index’s universe is assigned a “humankind value” based on a quantitative analysis that calculates the comprehensive economic value of a company based not only upon its financial

2

performance metrics but also on the costs and benefits to society from conducting its business. The components of this calculation include:

•	Investor Value: The estimated value to investors on the basis of multi-year profitability.

•	Consumer Value: The estimated value to customers based on the offering of a product or service.

•	Employee Value: The estimated value to employees based on their salaries, bonuses, and benefits.

•	Societal Value: The estimated unaccounted costs and benefits to society from the operation of the company’s business.

Specific Factors Considered: A list of examples of specific factors considered in conjunction with the above four categories of value include, but are not limited to: food production and distribution; water and sanitation access; healthcare benefits; greenhouse gas emissions; free digital services; air pollution; tobacco; alcohol production; breastmilk substitute production; firearms manufacturing; consumer data harvesting; discrimination; energy transition; food addiction; for-profit healthcare; gambling; noise pollution; nuclear power generation; opioid production; predatory lending; private prisons; plastic pollution; shelter; slave labor; travel-injuries; war; water pollution; workplace injuries; and adult entertainment.

Through its utilization of a “humankind value,” the Index is designed to help investors align their portfolio in a manner that accounts for the economic impact of their portfolio on humankind by including companies based on their positive impact to humankind. The Index methodology takes into consideration a company’s investor value, consumer value, employee value, and societal value. It then adjusts on the basis of the company’s supply chain relationships.

While the Fund typically invests in issuers that meet its SRI criteria, it may invest in companies that do not meet every one of these criteria. Concerns with respect to one SRI assessment category may not automatically eliminate a company from being considered an eligible investment. The Index may include a company with business lines that would traditionally be considered “sinful” or “dirty” if, in the Adviser’s determination, the net value provided to humanity, after taking everything into account, is still positive and meets the criteria for inclusion in the Index. By deploying an investment strategy that corresponds generally with the performance of the Index, the Fund may invest in companies with business lines that would traditionally be considered “sinful” or “dirty” should the Adviser determine that the company’s net value provided to humanity after taking everything into account, is positive.

The Index methodology also seeks to, although is under no obligation to, follow the principles of the United Nations Principles for Responsible Investment (“UNPRI”). For the Index, this includes incorporating environmental, social, and corporate governance issues into the Adviser’s value analysis and decision-making processes (regarding humankind scores). Additional information related to the UNPRI is available at: https://www.unpri.org/.

General Markets

Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in the general financial markets, a particular financial market or other asset classes, due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, debt crises and downgrades, embargoes, tariffs, sanctions and other trade barriers, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics.

For example, the outbreak of COVID-19 negatively affected economies, markets and individual companies in the United States of America and throughout the world. The effects of this pandemic to public health and business and market conditions, including exchange trading suspensions and closures may continue to have a significant negative impact on the performance of the Fund’s investments, increase the Fund’s volatility, negatively impact the Fund’s arbitrage and pricing mechanisms, exacerbate pre-existing political, social and economic risks to the Fund, and negatively impact broad segments of businesses and populations. The Fund’s operations may be interrupted as a result,

3

which may contribute to the negative impact on investment performance. In addition, governments, their regulatory agencies, or self-regulatory organizations may take actions in response to the pandemic that affect the instruments in which the Fund invests, or the issuers of such instruments, in ways that could have a significant negative impact on the Fund’s investment performance. The full impact of the COVID-19 pandemic, or other future epidemics or pandemics, is currently unknown.

Equity Securities, Warrants and Rights

Common Stock. Common stock represents a share of ownership in a company and usually carries voting rights and may earn dividends. Unlike preferred stock, common stock dividends are not fixed but are declared at the discretion of the issuer’s board of directors. Common stock occupies the most junior position in a company’s capital structure. As with all equity securities, the price of common stock fluctuates based on changes in a company’s financial condition, including those that result from management’s performance or changes to the business of the company, and overall market and economic conditions.

Common Stock Warrants and Rights. Common stock warrants entitle the holder to buy common stock from the issuer of the warrant at a specific price (the “strike price”) for a specific period of time. The market price of warrants may be substantially lower than the current market price of the underlying common stock, yet warrants are subject to similar price fluctuations. As a result, warrants may be more volatile investments than the underlying common stock. If a warrant is exercised, the Fund may hold common stock in its portfolio even if it does not ordinarily invest in common stock.

Rights are similar to warrants but normally have a shorter duration and are typically distributed directly by the issuers to existing shareholders, while warrants are typically attached to new debt or preferred stock issuances.

Warrants and rights generally do not entitle the holder to dividends or voting rights with respect to the underlying common stock and do not represent any rights in the assets of the issuer. Warrants and rights will expire if not exercised on or prior to the expiration date.

Preferred Stock. Preferred stock is a class of stock that generally pays dividends at a specified rate and has preference over common stock in the payment of dividends and during a liquidation. Preferred stock generally does not carry voting rights. As with all equity securities, the price of preferred stock fluctuates based on changes in a company’s financial condition and on overall market and economic conditions. Because preferred stocks generally pay dividends only after the issuing company makes required payments to holders of its bonds and other debt, the value of preferred stocks is more sensitive than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Similar to common stock rights described above, rights may also be issued to holders of preferred stock.

Initial Public Offerings (“IPOs”). The Fund may purchase securities in IPOs. These securities are subject to many of the same risks as investing in companies with smaller market capitalizations. Securities issued in IPOs have no trading history, and there may be limited information about the companies. The prices of securities sold in IPOs may be highly volatile. At any particular time or from time to time, the Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example, only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund. In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs. The investment performance of the Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so. In addition, as the Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Convertible Securities. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

4

While investing in stocks allows investors to participate in the benefits of owning a company, such investors must accept the risks of ownership. Unlike bondholders, who have preference to a company’s earnings and cash flow, preferred stockholders, followed by common stockholders in order of priority, are entitled only to the residual amount after a company meets its other obligations. For this reason, the value of a company’s stock will usually react more strongly to actual or perceived changes in the company’s financial condition or prospects than its debt obligations. Stockholders of a company that fares poorly can lose money.

Stock markets tend to move in cycles with short or extended periods of rising and falling stock prices. The value of a company’s stock may fall because of:

•	Factors that directly relate to that company, such as decisions made by its management or lower demand for the company’s products or services;

•	Factors affecting an entire industry, such as increases in production costs; and

•	Changes in general financial market conditions that are relatively unrelated to the company or its industry, such as changes in interest rates, currency exchange rates or inflation rates.

Because preferred stock is generally junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics.

Large-Sized Companies

Larger, more established companies may be unable to respond quickly to new competitive challenges like changes in consumer tastes or innovative smaller competitors. In addition, large-cap companies are sometimes unable to attain the high growth rates of successful, smaller companies, especially during extended periods of economic expansion.

Small- and Medium-Sized Companies

Investors in small- and medium-sized companies typically take on greater risk and price volatility than they would by investing in larger, more established companies. This increased risk may be due to the greater business risks of their small or medium size, limited markets and financial resources, narrower product lines and frequent lack of management depth. The securities of small- and medium-sized companies might not be traded in volumes typical of larger securities traded on a national securities exchange. Thus, the securities of small capitalization companies are likely to be less liquid, and subject to more abrupt or erratic market movements, than securities of larger, more established companies.

Liquidity

The Fund may make investments that are illiquid or restricted or that may become less liquid in response to overall economic conditions or adverse investor perceptions, and which may entail greater risk than investments in other types of securities. These investments may be more difficult to value or sell, particularly in times of market turmoil, and there may be little trading in the secondary market available for particular securities. If the Fund is forced to sell an illiquid or restricted security to fund redemptions or for other cash needs, it may be forced to sell the security at a loss or for less than its fair value.

Real Estate Investment Trusts (“REITs”)

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the

5

“Code”). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which it invests in addition to the expenses incurred directly by the Fund.

Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act. REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

When-Issued Securities

A when-issued security is one whose terms are available and for which a market exists, but which have not been issued. When the Fund engages in when-issued transactions, it relies on the other party to consummate the sale. If the other party fails to complete the sale, the Fund may miss the opportunity to obtain the security at a favorable price or yield.

When purchasing a security on a when-issued basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield changes. At the time of settlement, the market value of the security may be more or less than the purchase price. The yield available in the market when the delivery takes place also may be higher than those obtained in the transaction itself. Because the Fund does not pay for the security until the delivery date, these risks are in addition to the risks associated with its other investments.

Decisions to enter into “when-issued” transactions will be considered on a case-by-case basis when necessary to maintain continuity in a company’s index membership. The Fund will segregate cash or liquid securities equal in value to commitments for the when-issued transactions. The Fund will segregate additional liquid assets daily so that the value of such assets is equal to the amount of the commitments.

Securities Lending

Securities lending involves the risk that the borrower may fail to return the securities in a timely manner or at all. As a result, the Fund may lose money and there may be a delay in recovering the loaned securities. The Fund could also lose money if it does not recover the securities and/or the value of the collateral falls, including the value of investments made with cash collateral. Securities lending also may have certain adverse tax consequences.

Foreign Securities and Currencies

Foreign securities prices may decline or fluctuate because of: (a) economic or political actions of foreign governments, and/or (b) less regulated or liquid securities markets. Investors holding these securities may also be exposed to foreign currency risk (the possibility that foreign currency will fluctuate in value against the U.S. dollar or that a foreign government will convert, or be forced to convert, its currency to another currency, changing its value against the U.S. dollar).

Fixed-Income Securities

Fixed-income securities are subject to the risk of the issuer’s inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility resulting from, among other things, interest rate sensitivity (i.e., interest rate risk), market perception of the creditworthiness of the issuer and general market liquidity (i.e., market risk). The Fund may face a heightened level of interest rate risk in times of monetary policy change and uncertainty, such as when the Federal Reserve Board ends a quantitative easing program and/or raises interest rates. A rising interest rate environment increases certain risks, including the potential for periods of volatility, increased

6

redemptions and extended durations (i.e., extension risk). Securities with longer durations are likely to be more sensitive to changes in interest rates, generally making them more volatile than securities with shorter durations. Lower rated fixed-income securities have greater volatility because there is less certainty that principal and interest payments will be made as scheduled. A portion of the Fund’s fixed-income securities may be rated below investment grade. The Fund may be subject to certain liquidity risks that may result from the lack of an active market and the reduced number and capacity of traditional market participants to make a market in fixed-income securities. To the extent that the Fund invests in convertible securities, and the convertible security’s investment value is greater than its conversion value, its price will be likely to increase when interest rates fall and decrease when interest rates rise. If the conversion value exceeds the investment value, the price of the convertible security will tend to fluctuate directly with the price of the underlying security.

Investment Company Securities

The Fund may invest in the securities of other investment companies (including exchange-traded funds (“ETFs”) and money market funds) as an efficient means of carrying out its investment policies. It should be noted that investment companies incur certain expenses, such as management fees, and, therefore, any investment by the Fund in shares of other investment companies may be subject to such duplicate expenses. The 1940 Act generally prohibits the Fund from acquiring more than 3% of the outstanding voting shares of an investment company and limits such investments to no more than 5% of the Fund’s total assets in any single investment company and no more than 10% in any combination of two or more investment companies. However, the Fund may invest in excess of these limits should it satisfy the requirements of certain relief from such prohibition.

Futures Contracts

The Fund may purchase and sell futures contracts of many types, including for example, futures contracts covering indexes and financial instruments. The Fund may purchase and sell financial futures contracts and options on those contracts. Financial futures contracts are commodities contracts based on financial instruments such as securities indices such as the S&P 500 Index. The Commodity Futures Trading Commission regulates futures contracts, options on futures contracts, and the commodity exchanges on which they are traded. Through the purchase and sale of futures contracts and related options, the Fund may seek to hedge against a decline in the value of securities owned by the Fund or an increase in the price of securities that the Fund plans to purchase. The Fund may also purchase and sell futures contracts and related options to maintain cash reserves while simulating full investment in securities and to keep substantially all of its assets exposed to the market. There is no assurance that any derivatives strategy used by the Adviser will succeed. Futures contracts may contribute to the chance that the Fund, in the aggregate, may not provide investment performance matching the Fund’s target Index or that the Fund will not achieve a high degree of correlation with the return of the Index. The risks of futures contracts may also include but are not limited to: (1) the success of the Adviser’s ability to predict movements in the prices of individual currencies or securities, fluctuations in markets and movements in interest rates; (2) an imperfect or no correlation between the changes in market value of the currencies or securities and the prices of futures contracts; and (3) no guarantee that an active market will exist for the contracts at any particular time. The Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act with respect to the Fund, and therefore is not subject to registration or regulation with respect to the Fund. Futures contracts traded over the counter (“OTC”) are frequently referred to as forward contracts.

The SEC has adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). Rule 18f-4 imposes limits on the amount of derivatives a fund can enter into, eliminated the asset segregation framework previously used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Pursuant to Rule 18f-4, the Fund and the Adviser have adopted policies which are designed to manage the Fund’s derivative risk management program.

Cash Transactions

While not likely, the Fund may affect its creations and redemptions primarily for cash, rather than in-kind securities. Paying redemption proceeds in cash rather than through in-kind delivery of portfolio securities may require the Fund

7

to dispose of or sell portfolio investments at an inopportune time to obtain the cash needed to distribute redemption proceeds. This may cause the Fund to incur certain costs such as brokerage costs, and to recognize gains or losses that it might not have incurred if it had made a redemption in-kind. As a result, the Fund may pay out higher or lower annual capital gains distributions than ETFs that redeem in-kind. In addition, the costs imposed on the Fund will decrease the Fund’s NAV unless the costs are offset by a transaction fee payable by an AP.

Additional Market Disruption Risk

The Russia-Ukraine War has significantly amplified already existing geopolitical tensions among Russia, Ukraine, Europe, NATO and the West, including the U.S. In response to the military action by Russia, various countries, including the U.S., the United Kingdom, and European Union issued broad-ranging economic sanctions against Russia. Such sanctions included, among other things, a prohibition on doing business with certain Russian companies, large financial institutions, officials and oligarchs; a commitment by certain countries and the European Union to remove selected Russian banks from the Society for Worldwide Interbank Financial Telecommunications (“SWIFT”), the electronic banking network that connects banks globally; and restrictive measures to prevent the Russian Central Bank from undermining the impact of the sanctions. Additional sanctions may be imposed in the future. Such sanctions (and any future sanctions) and other actions against Russia may adversely impact, among other things, the Russian economy and various sectors of the economy, including but not limited to, financials, energy, metals and mining, engineering and defense and defense-related materials sectors; result in a decline in the value and liquidity of Russian securities; result in boycotts, tariffs, and purchasing and financing restrictions on Russia’s government, companies and certain individuals; weaken the value of the ruble; downgrade the country’s credit rating; freeze Russian securities and/or funds invested in prohibited assets and impair the ability to trade in Russian securities and/or other assets; and have other adverse consequences on the Russian government, economy, companies and region. Further, several large corporations and U.S. states have announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses.

The ramifications of the hostilities and sanctions, however, may not be limited to Russia and Russian companies but may spill over to and negatively impact other regional and global economic markets of the World (including Europe and the United States), companies in other countries (particularly those that have done business with Russia) and on various sectors, industries and markets for securities and commodities globally, such as oil and natural gas. Accordingly, the actions discussed above and the potential for a wider conflict could increase financial market volatility, cause severe negative effects on regional and global economic markets, industries, and companies and have a negative effect on the Fund’s investments and performance beyond any direct exposure to Russian issuers or those of adjoining geographic regions. In addition, Russia may take retaliatory actions and other countermeasures, including cyberattacks and espionage against other countries and companies in the World, which may negatively impact such countries and the companies in which the Fund invests. Accordingly, there may be heightened risk of cyberattacks which may result in, among other things, disruptions in the functioning and operations of industries or companies around the World, including in the United States and Europe.

The extent and duration of the military action or future escalation of such hostilities, the extent and impact of existing and future sanctions, market disruptions and volatility, and the result of any diplomatic negotiations cannot be predicted. These and any related events could have a significant impact on Fund performance and the value of an investment in the Fund.

The Israel-Hamas conflict has also amplified tensions in the Middle East and around the world.

Benefit Corporations

There is no assurance that a benefit corporation will make a material, positive impact on humanity.

Investment Policies

The following investment policies have been adopted by the Company with respect to the Fund. The investment policies listed below under the heading “Fundamental Investment Policies” are “fundamental” policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. All

8

other investment policies of the Fund (including its investment objective) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by a majority of the Independent Directors of the Fund without shareholder approval.

For purposes of the Fund’s fundamental investment policy regarding industry concentration, “to concentrate” generally means to invest more than 25% of the Fund’s total assets, taken at market value at the time of investment.

With respect to the Fund’s fundamental policy with respect to diversification, the Fund intends to be diversified in approximately the same proportion as the Index.

In addition, the Fund has a 90% investment policy which is described in the Fund’s Prospectus. In calculating “Assets” for the purposes of the Fund’s 90% investment policy, Assets are net assets plus the amount of any borrowings for investment purposes. This policy may be changed by the Board of Directors without shareholder approval. However, the Fund will provide shareholders with written notice at least 60 days prior to a change in its policy to invest at least 90% of its Assets in securities included in its Index.

Finally, the Fund is subject to the fundamental and non-fundamental investment policies and investment restrictions applicable to the Fund that are described herein and by any restrictions imposed by applicable law.

Fundamental Investment Policies.

The following investment policies have been adopted by the Company with respect to the Fund. The investment policies listed below are “fundamental” policies which, under the 1940 Act, may not be changed without the vote of a majority of the outstanding voting securities of the Fund. All other investment policies of the Fund (including its investment objective) are non-fundamental, unless otherwise designated in the Prospectus or herein, and may be changed by the Directors of the Fund without shareholder approval.

The Fund:

1)	May purchase any security which would cause the Fund to concentrate more than 25% of its investments in the securities of issuers primarily engaged in any particular industry or group of industries to the extent the index which the Fund replicates and which may be changed is concentrated in the securities of issuers primarily engaged in any particular industry or group of industries, but will not concentrate in the securities of issuers primarily engaged in any particular industry or group of industries at any time when the Fund’s index is not concentrated. This policy does not apply to investments in securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities, or repurchase agreements secured thereby, and futures and options transactions issued or guaranteed by the U.S. government or any of its agencies or instrumentalities;

2)	May issue senior securities, to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation;

3)	May borrow money to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation;

4)	May not underwrite the securities of other issuers, except to the extent that the Fund, may be deemed an underwriter under certain securities laws in disposing of portfolio securities or in connection with investments in other investment companies;

5)	May purchase or sell real estate or any interest therein (such as securities or instruments backed by or related to real estate) to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation;

6)	May not purchase or sell commodities or commodity contracts except as may be permitted by the 1940 Act or unless acquired as a result of ownership of securities or other instruments issued by persons that purchase or sell commodities or commodities contracts; but this shall not prevent the Fund from purchasing, selling and entering into financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), options on financial futures contracts (including futures contracts on indices of securities, interest rates and currencies), warrants, swaps, forward contracts, foreign currency spot and forward contracts or other derivative instruments including derivatives related to physical commodities;

9

7)	May make loans to the extent permitted by the 1940 Act or any applicable law, rule, order or interpretation; and

8)	May not make any investment inconsistent with its classification as a diversified investment company as that term is defined in the 1940 Act or as interpreted, modified or applied by the SEC or its staff.

Non-Fundamental Investment Policies

The Fund:

1)	The Fund’s investment objective is a non-fundamental investment policy and may be changed without the consent of a majority of the outstanding Shares of the Fund.

Portfolio Turnover

A portfolio turnover rate is, in summary, the percentage computed by dividing the lesser of the Fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the Fund. The Adviser manages the Fund’s assets by buying and selling securities to help attain its investment objective. A rate of 100% indicates that the equivalent of all of the Fund’s assets have been sold and reinvested in a year. Higher portfolio turnover may affect the amount, timing and character of distributions, and, as a result, may increase the amount of taxes payable by shareholders. High portfolio turnover also results in higher transaction costs. To the extent that net short-term capital gains are realized by the Fund, any distributions resulting from such gains are considered ordinary income for federal income tax purposes. For the fiscal year ended December 31, 2023, the Fund’s portfolio turnover rate was 27% of the average value of its portfolio.

Portfolio Holdings

The Company has adopted a policy regarding the disclosure of information about the Fund’s portfolio holdings. The Board of Directors must approve all material amendments to this policy. The Fund’s complete portfolio holdings are publicly disseminated each day the Fund is open for business through financial reporting and news services, including publicly accessible Internet web sites. The complete portfolio holdings are also included on the Fund’s website, www.humankindfunds.com. In addition, a basket composition file, which includes the security names and share quantities to deliver in exchange for Fund Shares, together with estimates and actual cash components, is publicly disseminated daily prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

The basket represents one Creation Unit of the Fund. The Company, the Adviser and the Distributor will not disseminate non-public information concerning the Company, except: (i) to a party for a legitimate business purpose related to the day-to-day operations of the Fund or (ii) to any other party for a legitimate business or regulatory purpose, upon waiver or exception.

The Adviser makes other information about the Fund’s portfolio holdings publicly available on the Fund’s webpage at www.humankindfunds.com and can further disseminate that information to financial intermediaries and other third parties, including commercial financial databases that subscribers use to research funds.

Website Disclosures

The following information about the Fund is available on the Fund’s website, www.humankindfunds.com, which is publicly available and free of charge:

•	Complete portfolio holdings, including for each security, the ticker symbol, CUSIP, description and the quantity and weight of each security in the Fund;

•	The current NAV per share, market price, and premium/discount, each as of the end of the prior business day;

•	A table showing the number of days that the Fund’s shares traded at a premium or discount during the most recently completed fiscal year and quarter;

10

•	A chart showing the Fund’s premiums or discounts for the most recently completed calendar year and calendar quarter;

•	The median bid/ask spread for the Fund on a rolling 30-day basis; and

•	If the premium or discount is greater than 2% for more than seven consecutive trading days, a statement that the premium/discount was greater than 2% and a discussion of the factors that are reasonably believed to have materially contributed to this premium/discount.

Management of the Fund

Board of Directors

The names of the Directors of the Company, together with information regarding their year of birth, the year each Director became a Board member of the Company, principal occupations and other board memberships, including those in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”) or subject to the requirements of Section 15(d) of the Securities Exchange Act or any company registered as an investment company under the 1940 Act, are shown below. The contact address for each of the Directors is c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

Name (Year of Birth; Positions with the Funds since)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held During the Past 5 Years
Independent Directors
Jason Cik (1981); Director and Chairman of the Board since 2021	Founder and Owner, Naturepedic (since 2003).	1	None
Dina Kook (1987); Director since 2021	Managing Director, Head of Fund Finance, Monroe Capital LLC (since 2022); Director, Fund Finance, Financial Institutions Sector, ING Capital LLC (2010-2022).	1	None
Zachary Roseman (1987); Director since 2021	Founder and Chief Executive Officer, Draftboard (since 2022); Chief Executive Officer, Mosaic Group; General Manager, Apalon.	1	None

Interested Director
James Katz (1987); Director since 2020	Chief Executive Officer (since 2019) and Chief Compliance Officer (2019-2021), Humankind Investments LLC (since 2019); Quantitative Equity Analyst, Data Scientist, Vanguard (2016-2018).	1	Director, Humankind Financial Group, PBC (since 2020)

 The Directors serve for an indefinite term. The Board of Directors decides upon general policies and is responsible for overseeing the business affairs of the Company.

Qualifications of Directors

The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of the other Directors lead to the conclusion that the Board possesses the requisite skills and attributes to carry out its oversight responsibilities with respect to the Company. The Board believes that the significance of each Director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one Director may not have the same value for another) and that these factors are best evaluated at the Board level, with no single Director, or particular factor, being indicative of Board effectiveness. However, the Board believes that Directors need to be able to critically review, evaluate, question and discuss

11

information provided to them, and to interact effectively with Company management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties. The Board believes that each of its members has these abilities.

The summaries below, relating to the experience, qualifications, attributes and skills of each Director, are required by the registration form adopted by the SEC, do not constitute holding out the Board or any Director as having any special expertise or experience, and do not impose any greater responsibility or liability on any such person or on the Board as a whole than would otherwise be the case. The following is a summary of specific experience, qualifications, attributes and/or skills of each Director:

Jason Cik: Mr. Cik serves as an Independent Director and Chairman of the Company’s Board. He is currently Vice President at Naturepedic, and earned a Bachelor’s Degree from the University of Pennsylvania.

Dina Kook: Ms. Kook serves as an Independent Director and Chairwoman of the Company’s Governance Committee. She is currently a managing director at Monroe Capital LLC. Ms. Kook earned a Bachelor’s Degree from the University of Pennsylvania and is a Chartered Financial Analyst charterholder.

Zachary Roseman: Mr. Roseman serves as an Independent Director and Chairman of the Company’s Audit Committee. He is currently the Chief Executive Officer of Draftboard and earned a Bachelor’s Degree from the University of Pennsylvania.

James Katz. Mr. Katz serves as an Interested Director and is the Founder and Chief Executive Officer of the Adviser, which he founded in 2019. He earned his Ph.D. in Business Administration from the Stanford University Graduate School of Business after earning dual Bachelor’s Degrees from the University of Pennsylvania. Mr. Katz is a Chartered Financial Analyst charterholder.

Board Leadership Structure and Oversight

The Board has structured itself in a manner that allows it to effectively perform its oversight function. The Chairman of the Board is Jason Cik and he provides leadership to the other Directors and acts as a liaison with the Adviser’s management.

The Board has adopted a Committee structure that allows it to effectively perform its oversight function. The Board has 2 Committees: the Audit Committee and the Governance Committee. The Board has determined that the leadership and Committee structure is appropriate for the Fund and allows the Board to effectively and efficiently evaluate issues that impact the Company as a whole as well, as issues that are unique to the Fund.

The Board takes an active role in risk oversight including the risks associated with ETFs, including investment risk, compliance and valuation. In connection with its oversight, the Board receives regular reports from the Fund’s Chief Compliance Officer (“CCO”) and the Adviser. The Board also receives regular reports from personnel responsible for the Adviser’s business resiliency and disaster recovery.

In addition, the Board and its Committees work on an ongoing basis in fulfilling the oversight function. Additional information about the functions of each of the Committees is included below. After each meeting of the Committee, each Committee reports its Committee proceedings to the full Board. This Committee structure allows the Board to efficiently evaluate a large amount of material and effectively fulfill its oversight function. Annually, the Board considers the efficiency of this committee structure.

Standing Committees

The Board of Directors has 2 standing Committees: the Audit Committee and the Governance Committee. The members of each Committee are set forth below:

12

Name of Committee	Members	Committee Chairman/Chairwoman
Audit Committee	Jason Cik Dina Kook Zachary Roseman	Zachary Roseman
Governance Committee	Jason Cik Dina Kook Zachary Roseman	Dina Kook

Audit Committee. The primary purposes of the Audit Committee are: (i) appointment, retention, compensation and oversight of the Fund’s independent accountants; (ii) oversight of the Fund’s audit, accounting and financial reporting policies, practices and internal controls; (iii) approval of non-audit services, as required by the statutes and regulations administered by the SEC, including the 1940 Act and the Sarbanes-Oxley Act of 2002 (the “Sarbanes Act”); (iv) oversight of the valuation process in accordance with procedures adopted by the Company; (v) conduct of such other business and/or attention to such other matters as the Board may specifically assign to the Audit Committee from time to time. The Audit Committee oversees the quality and objectivity of the Fund’s independent audit and the financial statements of the Fund, acts as a liaison between the Board of Directors and the Fund’s independent accountants and periodically reports to the Board of Directors.

The Audit Committee’s responsibilities include the following: (i) approve and recommend to the Board the selection, appointment, retention and compensation of the Fund’s independent accountants; (ii) evaluate the independence of the independent accountants; (iii) review the arrangements for and scope of the annual audits of the Fund and for any non- audit services for which the independent accountants may be engaged; (iv) review the Fund’s financial statements contained in the annual and other periodic reports to shareholders with Fund management and the independent accountants, and determine whether the independent accountants are satisfied with the disclosure and content of the annual financial statements; (v) meet with independent counsel for the Independent Directors and Fund Counsel in order to be informed on legal issues having the possibility of impacting the financial reporting process; (vi) review the form of opinion the independent accountants propose to render on the fund’s annual financial statements; (vii) receive information from the Adviser regarding the state of the Fund’s internal controls; (viii) discuss policies with respect to risk assessment and risk management; (ix) oversee the implementation of the Fund’s valuation policies by the Adviser and recommend and approve changes in the Fund’s valuation policies from time to time; and (x) review and act on such other matters as referred to the Audit Committee by the Board.

The Audit Committee met two times during the fiscal year ended December 31, 2023.

Governance Committee. The primary purposes of the Governance Committee are to: (1) oversee the Board’s governance processes; (2) evaluate and recommend individuals to serve as Independent Directors; and (3) review and recommend changes to the compensation paid to the Board.

The Governance Committee has such responsibilities as may be assigned to it by the Board, including the following responsibilities: (i) identify, consider and recommend to the Board candidates for election as Independent Directors of the Board. The Governance Committee shall review periodically the composition of the Board and the backgrounds and skill sets of the Directors to determine whether it may be appropriate to recommend adding additional individuals to the Board; (ii) recommend to the Board a successor to the Chairman of the Board or Chairman of any committee when determined to be appropriate or necessary; (iii) recommend to the Board selections for membership on each committee of the Board, including committee chairperson assignments, review periodically all Committee assignments, the responsibilities of each committee, whether there is a continuing need for each committee, whether there is a need for additional Committees, and whether Committees should be combined or reorganized, and make and discuss recommendations for any such action to and with the Board; (iv) review periodically Board governance practices and procedures and make recommendations to the Board regarding any appropriate changes; (v) consider, implement and oversee the annual self-assessment process of the Board; (vi) review periodically the adequacy of this charter and evaluate the Committee’s performance of its duties and responsibilities hereunder, and make recommendations to the Board regarding any appropriate changes; (vii) review periodically the compensation of the Directors and make recommendations to the Board regarding any appropriate changes; (viii) review periodically the Director’s retirement policies regarding Directors and make recommendations to the Board regarding any appropriate changes; and (ix) consider and evaluate any other matter the Committee deems necessary or appropriate or as may be delegated to the Committee by the Board from time to time.

13

When evaluating a person as a potential nominee to serve as an Independent Director, the Governance Committee may consider, among other factors, (i) whether or not the person is “independent” and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director; (ii) whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of an Independent Director; (iii) the contribution that the person can make to the Board and the Fund, with consideration being given to the person’s business experience, education and such other factors as the Committee may consider relevant; (iv) the character and integrity of the person; (v) the desirable personality traits, including independence, leadership and the ability to work with the other members of the Board; and (vi) to the extent consistent with the 1940 Act, such recommendations from management as are deemed appropriate. The process of identifying nominees involves the consideration of candidates recommended by one or more of the following: current Independent Directors, officers, shareholders and other sources that the Governance Committee deems appropriate. The Governance Committee will review nominees recommended to the Board by shareholders and will evaluate such nominees in the same manner as it evaluates nominees identified by the Governance Committee. Nominee recommendations may be submitted to the Secretary of the Company at the Company’s principal business address.

The Governance Committee did not meet during the fiscal year ended December 31, 2023.

Ownership of Securities

The following table shows the dollar range of each Director’s beneficial ownership of equity securities in the Fund and each Director’s aggregate dollar range of ownership in the Fund that the Director oversees in the Family of Investment Companies of December 31, 2023.

Name of Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies(1)
James Katz	$50,001 to $100,000	$50,001 to $100,000
Jason Cik	None	None
Dina Kook	None	None
Zachary Roseman	None	None

(1)	A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Director currently serves includes only the Fund and the Company. As of December 31, 2023, the Fund’s Directors and officers as a group owned beneficially less than 1% of the outstanding shares of the Fund.

Director Compensation

The Directors’ aggregate compensation paid by the Company for the fiscal year ended December 31, 2023 is set forth below:

Name of Director	Aggregate Compensation from Fund	Pension or Retirement Benefits Accrued as Part of Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation Paid by the Fund Complex(1)
James Katz	None	None	None	None
Jason Cik	$4,000	None	None	$4,000
Dina Kook	$4,000	None	None	$4,000
Zachary Roseman	$4,000	None	None	$4,000

(1)	A Family of Investment Companies means any two or more registered investment companies that share the same investment adviser or principal underwriter and hold themselves out to investors as related companies for purposes of investment and investor services. The Family of Investment Companies for which the Board of Director currently serves includes only the Fund and the Company.

14

The Independent Directors are paid an annual base fee of $4,000 and are reimbursed for expenses incurred in connection with their service as a Director. The Directors may hold various other directorships unrelated to the Company.

The Articles of Incorporation provides that the Company will indemnify its Directors and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Company, unless, as to liability to the Company or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices (collectively, “disabling conduct”). In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or disposition, or in the absence of such a determination, there has been a dismissal of the proceeding by the court or other body before it was brought for insufficiency of evidence of any disabling conduct with which the Director or officer has been charged, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Directors or in a written opinion of independent counsel, that such officers or Directors did not engage in disabling conduct.

Officers

The Director’s executive officers (listed below) generally are employees of the Adviser or one of its affiliates. The officers conduct and supervise the business operations of the Company. The officers hold office until a successor has been elected and duly qualified. The Company has no employees. The names of the officers of the Fund, together with their year of birth, information regarding their positions held with the Company and principal occupations are shown below. The contact address for each of the officers, unless otherwise noted, is c/o Ultimus Fund Solutions, LLC, 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

Name (Year of Birth)	Position(s) Held with the Company	Principal Occupations During the Past 5 Years
James Katz (1987)	President, Principal Executive Officer, and Director	Chief Executive Officer (since 2019) and Chief Compliance Officer (2019-2021), Humankind Investments LLC; Quantitative Equity Analyst, Data Scientist, Vanguard (2016-2018).
Yi Yi Mon Aye Han (1984)	Vice President	Chief Operating Officer (since 2023), Director of Operations (2022), Portfolio Manager (since 2020), Humankind Investments LLC; Portfolio Manager, Senior Quantitative Analyst, Quantitative Analyst, Redwood Investment Management, LLC (2015-2020).
Brian Curley (1976)	Treasurer, and Principal Financial Officer	President, Northern Lights Fund Trust III (2023); Treasurer, Northern Lights Fund Trust III (since 2013); Treasurer, Cantor Fitzgerald Sustainable Infrastructure Fund (since 2022); Treasurer, Cantor Fitzgerald Select Trust (since 2023); Treasurer, Fairway Private Equity & Venture Capital Opportunities Fund (since 2022); Treasurer, Humankind US Stock ETF (since 2021); Vice President, Ultimus Fund Solutions, LLC (since 2014); Assistant Vice President, Gemini Fund Services, LLC (2012-2014); Senior Controller of Fund Treasury, The Goldman Sachs Group, Inc. (2008-2012); Senior Associate of Fund Administration, Morgan Stanley (1999-2008).
Deryk Jones (1988)	Anti-Money Laundering Compliance Officer	Compliance Analyst, Northern Lights Compliance Services, LLC (since 2018); AML Officer, Princeton Everest Fund (since 2019); AML Officer, Lind Capital Municipal Credit Income Fund (since 2022); AML Officer, RM Opportunities Fund (since 2022); AML Officer, Reynolds Funds (since 2022); AML Officer, Zacks Trust (since 2022); AML Officer, Timothy Plan (since 2022); AML Officer, Boyar (since 2023).
N. Lynn Bowley (1958)	Chief Compliance Officer	Senior Vice President and Senior Compliance Officer, Northern Lights Compliance Services, LLC (since 2007).
15

No officer, director or employee of the Adviser or any of its affiliates receives any compensation from the Fund.

Code of Ethics

The Company has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act.

The Company’s Code of Ethics includes policies which require “access persons” (as defined in Rule 17j-1 under the 1940 Act) to: (i) place the interest of Company shareholders first; (ii) conduct personal securities transactions in a manner that avoids any actual or potential conflict of interest or any abuse of a position of trust and responsibility; and (iii) refrain from taking inappropriate advantage of his or her position with the Company or the Fund. The Company’s code of ethics prohibits any access person from: (i) employing any device, scheme or artifice to defraud the Company or the Fund; (ii) making to the Company or the Fund any untrue statement of a material fact or omit to state to the Company or the Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading; (iii) engaging in any act, practice, or course of business which operates or would operate as a fraud or deceit upon the Company or the Fund; or (iv) engaging in any manipulative practice with respect to the Company or the Fund. The Company’s code of ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund so long as such investment transactions are not in contravention of the above noted policies and prohibitions. Copies of the Code of Ethics are available to the public and are on file with the SEC.

The Adviser and the Distributor have also each adopted a Code of Ethics. Each of the Adviser’s and Distributor’s Code of Ethics permits personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund so long as such investment transactions are not in contravention of the policies and prohibitions of the respective code of ethics. Copies of each Code of Ethics is available to the public and on file with the SEC.

Proxy Voting Policy

A.       General Proxy Voting Policies;

The Fund has delegated proxy voting responsibilities to the Adviser, subject to the Board’s oversight. In delegating proxy responsibilities, the Board has directed that proxies be voted consistent with the Fund’s and its shareholders’ best interests and in compliance with all applicable proxy voting rules and regulations. The Adviser has adopted proxy voting policies and guidelines for this purpose (“Proxy Voting Policies”) and may engage a third-party proxy solicitation firm to assist with voting proxies in a timely manner, while the Adviser’s CCO is responsible for monitoring the effectiveness of the Proxy Voting Policies. The Adviser has engaged Institutional Shareholder Services (“ISS”) to assist the Adviser’s CCO in carrying out the Company’s Proxy Voting Policies. In doing so, the Adviser utilizes ISS’s socially responsible voting policies for the Fund with appropriate oversight by the Adviser. The Adviser may reserve the ability to vote contrary to ISS’s socially responsible voting recommendation when it believes it is appropriate to do so and consistent with the best interests of the Fund. The Proxy Voting Policies have been adopted by the Company as the policies and procedures that the Adviser will use when voting proxies on behalf of the Fund.

The Proxy Voting Policies address, among other things, material conflicts of interest that may arise between the interests of the Fund and the interests of the Adviser. The Proxy Voting Policies will ensure that all issues brought to shareholders are analyzed in light of the Adviser’s fiduciary responsibilities.

B.       Voting Guidelines:

1.	Adviser will vote proxies in keeping with a socially responsible philosophy.

2.	Adviser will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and the selection of auditors, absent conflicts of interest (e.g., an auditor’s provision of non-audit services).

3.	Adviser will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

16

4.	In reviewing proposals, Adviser may also consider the opinion of management, the effect on management, the effect on shareholder value, the issuer’s business practices, the impact on employees, the impact on consumers, and the general societal impact.

With regard to voting proxies of domestic (U.S.) companies, the following summarizes some of the more noteworthy types of proxy voting policies:

•	The Adviser considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; or (d) ignore a shareholder proposal that is approved for two consecutive years by a majority of either the shares outstanding or the votes cast.

•	The Adviser generally votes against proposals to classify (stagger) boards.

•	The Adviser also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.

•	The Adviser votes against proposals for a super-majority vote to approve a merger.

•	The Adviser considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.

•	The Adviser votes proposals on a stock option plan based primarily on a detailed, quantitative analysis that takes into account factors such as estimated dilution to shareholders’ equity and dilution to voting power. The Adviser generally considers other management compensation proposals on a case-by-case basis.

•	The Adviser also considers on a case-by-case basis proposals to change an issuer’s state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social and environmental issue proposals.

With regard to voting proxies of foreign companies, the Adviser may weigh the cost of voting, and potential inability to sell the securities (which may occur during the voting process), against the benefit of voting the proxies to determine whether or not to vote.

Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period is available without charge, upon request, by calling 888-557-6692 and on the SEC’s website at www.sec.gov.

Control Persons and Principal Holders of Securities

A principal shareholder is any person who owns of record or beneficially 5% or more of the outstanding shares of a fund. A control person is a shareholder that owns beneficially or through controlled companies more than 25% of the voting securities of a company or acknowledges the existence of control. Shareholders owning voting securities in excess of 25% may determine the outcome of any matter affecting and voted on by shareholders of the Fund.

As of April 1, 2024, the following persons owned of record or beneficially 5% or more of the Fund’s outstanding equity securities:

Name and Address of Record Owner	Amount of Ownership	Percentage Ownership

17

Investment Advisory and Other Services

Investment Adviser

Humankind Investments LLC, a Delaware statutory public benefit limited liability company located at 79 Madison Avenue, New York, NY 10016, serves as investment adviser to the Fund. James Katz is Chief Executive Officer of the Adviser and an interested Director of the Company.

The Company and the Adviser have entered into an investment advisory agreement (the “Advisory Agreement”) with respect to the Fund. Under the Advisory Agreement, the Adviser serves as the investment adviser, makes investment decisions for the Fund, and manages the investment portfolios of the Fund, subject to the supervision of, and policies established by, the Board. The Adviser is responsible for trading portfolio securities on behalf of the Fund, including selecting broker-dealers to execute purchase and sale transactions as instructed by the Adviser or in connection with any rebalancing or reconstitution of the Fund’s Index, subject to the supervision of the Board. The Advisory Agreement provides that the Adviser shall not be protected against any liability to the Company or its stockholders by reason of willful misfeasance, bad faith or gross negligence generally in the performance of its duties hereunder or its reckless disregard of its obligation and duties under the Advisory Agreement.

After the initial two-year term, the continuance of the Advisory Agreement must be specifically approved at least annually: (i) by the vote of the Directors or by a vote of the shareholders of the Fund; and (ii) by the vote of a majority of the Directors who are not parties to the Advisory Agreement or “interested persons” or of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement will terminate automatically in the event of its assignment and is terminable at any time without penalty by the Directors of the Company or, with respect to the Fund, by a majority of the outstanding voting securities of the Fund, or by the Adviser on not more than 60 days’ nor less than 30 days’ written notice to the Company. As used in the Advisory Agreement, the terms “majority of the outstanding voting securities,” “interested persons” and “assignment” have the same meaning as such terms in the 1940 Act.

Under the Advisory Agreement, the Adviser has agreed to pay the Fund’s operating expenses, with certain exceptions, in return for a “unitary fee” exclusive of expenses incurred pursuant to the Fund’s Distribution Plan adopted pursuant to Rule 12b-1 under 1940 Act (the “12b-1 Distribution Plan”), if any; costs of borrowing (such as interest charges and dividend expenses on securities sold short); taxes or governmental fees; acquired fund fees and expenses, if any; brokerage commissions and other expenses of executing portfolio transactions; costs of holding shareholder meetings, including proxy costs; fees and expenses associated with the Fund’s securities lending program, if any; fees of independent counsel to the disinterested Directors; and litigation and potential litigation and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

For its services, the Fund pays the Adviser a unitary management fee (“Management Fee”), which is calculated daily and paid monthly, at an annual rate of 0.11% of the average daily net assets. For the fiscal year ended December 31, 2023 and for the period ended December 31, 2022, the Fund paid the following Management Fees:

	Management Fees Accrued	Management Fee Waivers	Net Management Fees Received by Adviser
Fiscal Year Ended December 31, 2023	$140,278	$0	$140,278
Fiscal Year Ended December 31, 2022	$126,683	$0	$126,683
Fiscal Period Ended December 31, 2021*	$76,711	$0	$76,711

*	The Fund commenced operations on February 24, 2021.

18

The Portfolio Managers

This section includes information about the Fund’s portfolio managers, including information about other accounts managed, the dollar range of Shares owned and compensation.

Portfolio Manager Compensation.

Ms. Yi Han is the co-portfolio manager of the Fund. Her portfolio management compensation includes a salary and discretionary bonus based on individual performance. She may participate in an equity incentive program tied to the Adviser’s equity (i.e. the overall value of the Adviser). No compensation is directly related to the performance of the underlying assets.

Mr. Yan Zelener is the co-portfolio manager of the Fund. His portfolio management compensation includes a salary and discretionary bonus based on individual performance. He may participate in an equity incentive program tied to the Adviser’s equity (i.e. the overall value of the Adviser). No compensation is directly related to the performance of the underlying assets.

Other Accounts Managed. In addition to the Fund, the table below identifies, for each of the portfolio managers, as of December 31, 2023, the number of accounts for which he or she has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)
Yi Yi Mon Aye Han	0	-	0	-	0	-
Yan Zelener	0	-	0	-	0	-

Portfolio Manager Fund Ownership.

Ownership of Fund Shares by Portfolio Managers. The table below shows the value of shares of the Fund beneficially owned by each portfolio manager of the Fund as of December 31, 2023 stated as one of the following ranges: A = None; B = $1–$10,000; C = $10,001–$50,000; D = $50,001–$100,000; E = $100,001–$500,000; F = $500,001–$1,000,000; and G = over $1,000,000.

Name of Portfolio Manager	Dollar Range of Shares of the Fund
Yi Yi Mon Aye Han	$10,001 - $50,000
Yan Zelener	None

The Distributor

The Company and the Distributor are parties to a distribution agreement (the “Distribution Agreement”), whereby the Distributor acts as principal underwriter for the Fund’s shares and distributes the shares of the Fund. Shares are continuously offered for sale by the Distributor only in Creation Units. Each Creation Unit is made up of 50,000 Shares. The Distributor will not distribute Shares in amounts less than a Creation Unit and does not maintain a secondary market in Fund Shares. The principal business address of the Distributor is 4221 North 203rd Street, Suite 100, Elkhorn, NE 68022.

19

Under the Distribution Agreement, the Distributor, as agent for the Company, will receive orders for the purchase and redemption of Creation Units, provided that any subscriptions and orders will not be binding on the Company until accepted by the Company. The Distributor will deliver a prospectus to authorized participants purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the Exchange Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”).

Upon direction from the Company, the Distributor may also enter into agreements with securities dealers (“Soliciting Dealers”) who will solicit purchases of Creation Units of Shares. Such Soliciting Dealers may also be Authorized Participants (as discussed in “Creation and Redemption of Creation Units” below) or Depository Trust Company (“DTC”) participants (as defined below).

The Distribution Agreement will continue for two years from its effective date and is renewable thereafter. The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Directors or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Directors who are not “interested persons” of the Company and have no direct or indirect financial interest in the operations of the Distribution Agreement or any related agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable without penalty by the Company on 60 days’ written notice when authorized either by majority vote of its outstanding voting shares or by a vote of a majority of its Board (including a majority of the Independent Directors), or by the Distributor on 60 days written notice, and will automatically terminate in the event of its assignment. The Distribution Agreement provides that in the absence of willful misfeasance, bad faith or negligence on the part of the Distributor, or reckless disregard by it of its obligations thereunder, the Distributor shall not be liable for any action or failure to act in accordance with its duties thereunder.

Distribution Plan

The Fund has adopted the 12b-1 Distribution Plan pursuant to Rule 12b-1 under the 1940 Act that allows the Fund to pay distribution and/or service fees for the sale and distribution of Fund shares, and for services provided to shareholders. No Rule 12b-1 fees are currently paid by the Fund, and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. The maximum annual Rule 12b-1 fee is 0.25% of the average daily net assets of the Fund.

The Administrator

The Company and Ultimus Fund Solutions, LLC (the “Administrator”) have entered into an administration agreement (the “Administration Agreement”), under which the Administrator provides the Company with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities. Pursuant to a schedule to the Administration Agreement, the Administrator also serves as the shareholder servicing agent for the Fund whereby the Administrator provides certain shareholder services to the Fund. The principal business address of the Administrator is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Company in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder.

For its services under the Administration Agreement, the Administrator is entitled to a fee based on the average daily net assets of the Fund and subject to a minimum annual fee. The Adviser is responsible for paying the Administrator its fee under the Administration Agreement. Any decrease in the Administrator’s fee will decrease the amount the Adviser is obligated to pay to the Administrator.

Compliance Services

20

Northern Lights Compliance Services, LLC (“NLCS”) provides a Chief Compliance Officer to the Fund, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Fund. Under the terms of such agreement, NLCS receives customary fees from the Fund.

The Custodian

Brown Brothers Harriman & Co. (the “Custodian”), 50 Post Office Square, Boston, MA 02110, serves as the custodian of the Fund. The Custodian holds cash, securities and other assets of the Fund as required by the 1940 Act.

The Transfer Agent

Brown Brothers Harriman & Co. (the “Transfer Agent”), 50 Post Office Square, Boston, MA 02110, serves as the Fund’s transfer agent and dividend disbursing agent under a transfer agency agreement with the Company.

Legal Counsel

Morgan, Lewis & Bockius LLP, One State Street, Hartford, CT 06103, serves as legal counsel to the Company.

Independent Registered Public Accounting Firm

Cohen & Company, Ltd., with offices located at 1835 Market Street, Suite 310, Philadelphia, PA 19103, serves as the independent registered public accounting firm for the Fund.

Securities Lending Agent

To generate additional income, the Fund may lend up to 33 1⁄3% of its total assets pursuant to agreements (“Borrower Agreements”) requiring that the loan be continuously secured by cash. As of the date of this SAI, the Fund has not entered into a securities lending agreement with a securities lending agent.

Brokerage Allocation and Other Practices

Brokerage Transactions

The policy of the Company regarding purchases and sales of securities for the Fund is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Company’s policy is to pay commissions which are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Company believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Fund and the Adviser from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Adviser will rely upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. These services may be more beneficial to the Fund or certain accounts of the Adviser than to others. Such determinations are necessarily subjective and imprecise, as in most cases, an exact dollar value for those services is not ascertainable. The Company has adopted policies and procedures that prohibit the consideration of sales of the Fund’s shares as a factor in the selection of a broker or dealer to execute its portfolio transactions.

The Adviser owes a fiduciary duty to its clients to seek to provide best execution on trades effected. In selecting a broker/dealer for each specific transaction, the Adviser chooses the broker/dealer deemed most capable of providing the services necessary to obtain the most favorable execution. Best execution is generally understood to mean the most favorable cost or net proceeds reasonably obtainable under the circumstances. The full range of brokerage services applicable to a particular transaction may be considered when making this judgment, which may include, but is not limited to: liquidity, price, commission, timing, aggregated trades, capable floor brokers or traders, competent block trading coverage, ability to position, capital strength and stability, reliable and accurate communications and settlement processing, use of automation, knowledge of other buyers or sellers, arbitrage skills, administrative ability,

21

underwriting and provision of information on a particular security or market in which the transaction is to occur. The specific criteria will vary depending upon the nature of the transaction, the market in which it is executed, and the extent to which it is possible to select from among multiple broker/dealers. The Adviser will also use electronic crossing networks when appropriate.

The Adviser does not currently use the Fund’s assets for, or participate in, any third-party soft dollar arrangements, although it may receive proprietary research from various full-service brokers, the cost of which is bundled with the cost of the broker’s execution services. The Adviser does not “pay up” for the value of any such proprietary research.

The Adviser is responsible, subject to oversight by the Adviser and the Board, for placing orders on behalf of the Fund for the purchase or sale of portfolio securities. If purchases or sales of portfolio securities of the Fund and one or more other investment companies or clients supervised by the Adviser are considered at or about the same time, transactions in such securities are allocated among the several investment companies and clients in a manner deemed equitable and consistent with its fiduciary obligations to all by the Adviser. In some cases, this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. However, in other cases, it is possible that the ability to participate in volume transactions and to negotiate lower brokerage commissions will be beneficial to the Fund. The primary consideration is prompt execution of orders at the most favorable net price.

The Fund may deal with affiliates in principal transactions to the extent permitted by exemptive order or applicable rule or regulation.

For the fiscal year ended December 31, 2023, the Fund paid brokerage commissions of $18,053.

Year	Broker	Total Commissions
2023	Virtu Americas LLC	$18,053

Regular Broker-Dealers

The Fund is required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which it may hold at the close of its most recent fiscal year. “Regular brokers or dealers” of the Company are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Company’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Company; or (iii) sold the largest dollar amounts of the Company’s shares.

As of December 31, 2023 the Fund owned the following common stock issued by the parent company of the following “regular broker dealers”:

Regular Broker-Dealer	Value as of December 31, 2023	Type of Security
Virtu Americas, LLC	$912	Common Stock
Bank of America	$393,232	Common Stock

Description of Shares

The Company is an open-end, management investment company organized as a Maryland benefit corporation. The Fund is a separate series of shares of beneficial interest.

The Company’s Articles of Incorporation permits the Directors to issue an unlimited number of full and fractional shares (par value $0.0001 per share (or such other value as the Directors may determine from time to time)) of one or more series and classes within any series and to divide or combine the shares of any series or class without materially changing the proportionate beneficial interest of such shares of such series or class in the assets held with respect to that series. Each Share represents an equal beneficial interest in the net assets of the Fund with each other share of the

22

Fund. The Directors of the Company may authorize the issuance of Shares of additional series and the creation of classes of shares within any series with such preferences, voting powers, rights, duties and privileges as the Directors may determine; however, the Directors may not classify or change outstanding Shares in a manner materially adverse to shareholders of each share. Upon liquidation of the Fund, shareholders are entitled to share pro rata in the net assets of the Fund available for distribution to such shareholders.

The shareholders of the Fund are entitled to one vote for each dollar of NAV (or a proportionate fractional vote with respect to the remainder of the NAV of Shares, if any), on matters on which Shares of the Fund shall be entitled to vote. Subject to the 1940 Act, the Directors themselves have the power to alter the number and the terms of office of the Directors, to lengthen their own terms, or to make their terms of unlimited duration subject to certain removal procedures, and appoint their own successors, provided, however, that immediately after such appointment the requisite majority of the Directors have been elected by the shareholders. The voting rights of shareholders are not cumulative with respect to the election of Directors. It is the intention of the Company not to hold meetings of shareholders annually. The Directors may call meetings of shareholders for action by shareholder vote as may be required by either the 1940 Act or the Articles of Incorporation of the Company.

Each share of a series represents an equal proportionate interest in the assets in that series with each other share of that series. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Expenses of the Company which are not attributable to a specific series are allocated among all of their series in a manner deemed by the Directors to be fair and equitable. Shares have no pre-emptive or conversion rights, and when issued, are fully paid and non-assessable. Shares of each series generally vote together, except when required under federal securities laws to vote separately on matters that may affect a particular class, such as the approval of distribution plans for a particular class.

The Directors of the Company may, without shareholder approval (unless otherwise required by applicable law): (i) cause the Company to merge or consolidate with or into one or more corporations (or series thereof to the extent permitted by law, partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations, or other business entities created by the Directors to accomplish such merger or consolidation) so long as the surviving or resulting entity is an investment company as defined in the 1940 Act, or is a series thereof, that will succeed to or assume the Company’s registration under the 1940 Act and that is formed, organized, or existing under the laws of the U.S. or of a state, commonwealth, possession or territory of the U.S., unless otherwise permitted under the 1940 Act; (ii) cause the shares to be exchanged under or pursuant to any state or federal statute to the extent permitted by law; or (iii) cause the Company to reorganize as a corporation, limited liability company or limited liability partnership under the laws of Maryland or any other state or jurisdiction. However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.

The Directors may, without shareholder vote, generally restate, amend or otherwise supplement the Company’s governing instruments, including the Articles of Incorporation and the By-Laws, without the approval of shareholders, subject to limited exceptions, such as the right to elect Directors.

The Directors, without obtaining any authorization or vote of shareholders, may change the name of any series or dissolve or terminate any series.

Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectus and this SAI, Shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Company, Shares of the Fund are entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative asset values of the Fund, of any general assets not belonging to the Fund which are available for distribution.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of the Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of the Fund will be required in connection with a matter, the Fund will be deemed to be affected by a matter unless it is clear that the interests of the Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon

23

with respect to the Fund only if approved by a majority of the outstanding Shares of the Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Directors may be effectively acted upon by Shareholders of the Company voting without regard to series.

Purchase, Redemption and Pricing of Shares

Buying and Selling Shares

In the Secondary Market

Most investors will buy and sell Shares of the Fund in secondary market transactions through brokers. Shares of the Fund are listed and traded on the secondary market on the Exchange. Shares can be bought and sold throughout the trading day like other publicly traded shares. There is no minimum investment. When buying or selling Shares through a broker, you will incur customary brokerage commissions and charges, and you may pay some or all of the spread between the bid and the offered price in the secondary market on each leg of a round trip (purchase and sale) transaction. The spread varies over time for Shares of the Fund based on the Fund’s trading volume and market liquidity, and is generally lower if the Fund has a lot of trading volume and market liquidity.

Shares of the Fund trade on the Exchange at prices that may differ to varying degrees from the daily NAV of the Shares.

Directly with the Fund

The Fund’s Shares are issued or redeemed by the Fund at NAV only in Creation Units. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with the Fund must have entered into an authorized participant agreement with the Distributor, or purchase through a dealer that has entered into such an agreement. For additional information regarding the creation and redemption of creation units, see the section below entitled, “Creation and Redemption of Creation Units.”

Creation and Redemption of Creation Units

General

The Company issues and sells Shares of the Funds only in Creation Units on a continuous basis through the Distributor, without an initial sales load, at their NAV next determined after receipt, on any Business Day (as defined herein), of an order in proper form. An Authorized Participant (defined below) that is not a “qualified institutional buyer,” as such term is defined under Rule 144A of the Securities Act will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

A “Business Day” with respect to the Fund is any day on which the Exchange is open for business. As of the date of this SAI, the Exchange observes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Continuous Offering

The method by which Creation Units are created and traded may raise certain issues under applicable securities laws. Because new Creation Units are issued and sold by the Fund on an ongoing basis, at any point a “distribution,” as such term is used in the Securities Act, may occur. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject them to the prospectus delivery requirement and liability provisions of the Securities Act.

For example, a broker-dealer firm or its client may be deemed a statutory underwriter if it takes Creation Units after placing an order with the Distributor, breaks them down into constituent shares and sells such shares directly to

24

customers or if it chooses to couple the creation of new shares with an active selling effort involving solicitation of secondary market demand for shares. A determination of whether one is an underwriter for purposes of the Securities Act must take into account all the facts and circumstances pertaining to the activities of the broker-dealer or its client in the particular case and the examples mentioned above should not be considered a complete description of all the activities that could lead to a categorization as an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Shares, whether or not participating in the distribution of Shares, generally are required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(a)(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the 1940 Act. Firms that incur a prospectus delivery obligation with respect to Shares of the Fund are reminded that, pursuant to Rule 153 under the Securities Act, a prospectus delivery obligation under Section 5(b)(2) of the Securities Act owed to an exchange member in connection with a sale on the Exchange is satisfied by the fact that the prospectus is available at the Exchange upon request. The prospectus delivery mechanism provided in Rule 153 is available only with respect to transactions on an exchange.

Portfolio Deposit

The consideration for a purchase of Creation Units generally consists of the in-kind deposit of a portfolio of securities and other investments (the “Deposit Instruments”) included in the Fund and an amount of cash computed as described below (the “Cash Amount”). The Cash Amount together with the Deposit Instruments, as applicable, are referred to as the “Portfolio Deposit,” which represents the minimum initial and subsequent investment amount for a Creation Unit of the Fund.

In the event the Fund requires Deposit Instruments in consideration for purchasing a Creation Unit, the portfolio of securities required may be different than the portfolio of securities the Fund will deliver upon redemption of Fund Shares.

In the event the Fund requires Deposit Instruments and a Cash Amount in consideration for purchasing a Creation Unit, the function of the Cash Amount is to compensate for any differences between the NAV per Creation Unit and the Deposit Amount (as defined below). The Cash Amount would be an amount equal to the difference between the NAV of the Shares (per Creation Unit) and the “Deposit Amount,” which is an amount equal to the aggregate market value of the Deposit Instruments. If the Cash Amount is a positive number (the NAV per Creation Unit exceeds the Deposit Amount), the Authorized Participant will deliver the Cash Amount. If the Cash Amount is a negative number (the NAV per Creation Unit is less than the Deposit Amount), the Authorized Participant will receive the Cash Amount. Computation of the Cash Amount excludes any stamp duty or other similar fees and expenses payable upon transfer of beneficial ownership of the Deposit Instruments, which shall be the sole responsibility of the Authorized Participant.

The Adviser, through the NSCC, makes available on each Business Day, immediately prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time), the list of the names and the required number of shares of each Deposit Instrument to be included in the current Portfolio Deposit (based on information at the end of the previous Business Day), as well as information regarding the Cash Amount for the Fund. Such Portfolio Deposit is applicable, subject to any adjustments as described below, in order to effect creations of Creation Units of the Fund until such time as the next-announced Portfolio Deposit composition is made available.

In addition, the Company reserves the right to accept a basket of securities or cash that differs from Deposit Instruments or to permit the substitution of an amount of cash (i.e., a “cash in lieu” amount) to be added to the Cash Amount to replace any Deposit Instrument.

Procedures for Creation of Creation Units

To be eligible to place orders with the Distributor to create Creation Units of the Fund, an entity or person either must be: (1) a “Participating Party,” i.e., a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of the NSCC; or (2) a DTC Participant (see “Book Entry Only System”); which, in either case, must have executed an agreement with the Distributor (as it may be amended from time to time in accordance with its terms) (“Participant Agreement”) (discussed below). A Participating Party and DTC Participant are collectively

25

referred to as an “Authorized Participant.” All Creation Units of the Fund, however created, will be entered on the records of DTC in the name of Cede & Co. for the account of a DTC Participant.

Except as described below, and in all cases subject to the terms of the applicable Participant Agreement, all orders to create Creation Units, whether through the NSCC Clearing Process or outside the NSCC Clearing Process through DTC or otherwise, must be received by the Distributor no later than the closing time of the regular trading session on the Exchange (“Closing Time”) (ordinarily 4:00 p.m. Eastern time or, for Custom Orders (discussed below), such earlier time set forth in the Participant Agreement or the Authorized Participant Procedures Handbook), in each case on the date such order is placed in order for creation of Creation Units to be effected based on the NAV of the Fund as determined on such date. A “Custom Order” may be placed by an Authorized Participant in the event that the Company accepts (or delivers, in the case of a redemption) a basket or securities or cash that differs from the published Deposit Instruments or Redemption Instruments (discussed below). The Business Day on which a creation order (or order to redeem as discussed below) is placed is herein referred to as the “Transmittal Date.” Orders must be transmitted by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement or Authorized Participant Procedures Handbook. Severe economic or market disruptions or changes, or telephone or other communication failure, may impede the ability to reach the Distributor, a Participating Party or a DTC Participant. Creation Units may be created in advance of the receipt by the Company of all or a portion of the Portfolio Deposit. In such cases, the Authorized Participant will remain liable for the full deposit of the missing portion(s) of the Portfolio Deposit and will be required to post collateral with the Company consisting of cash at least equal to a percentage of the marked-to-market value of such missing portion(s) that is specified in the Participant Agreement. The Company may use such collateral to buy the missing portion(s) of the Portfolio Deposit at any time and will subject such Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such securities and the value of such collateral. The Company will have no liability for any such shortfall. The Company will return any unused portion of the collateral to the Authorized Participant once the entire Fund Deposit has been properly received by the Distributor and deposited into the Company.

Orders to create Creation Units of the Fund shall be placed with a Participating Party or DTC Participant, as applicable, in the form required by such Participating Party or DTC Participant. Investors should be aware that their particular broker may not have executed a Participant Agreement, and that, therefore, orders to create Creation Units of the Fund may have to be placed by the investor’s broker through a Participating Party or a DTC Participant who has executed a Participant Agreement. At any given time there may be only a limited number of broker-dealers that have executed a Participant Agreement. Those placing orders to create Creation Units of the Fund through the NSCC Clearing Process should afford sufficient time to permit proper submission of the order to the Distributor prior to the Closing Time on the Transmittal Date.

Orders for creation that are effected outside the NSCC Clearing Process are likely to require transmittal by the DTC Participant earlier on the Transmittal Date than orders effected using the NSCC Clearing Process. Those persons placing orders outside the NSCC Clearing Process should ascertain the deadlines applicable to DTC and the Federal Reserve Bank wire system by contacting the operations department of the broker or depository institution effectuating such transfer of Deposit Instruments and Cash Amount.

The Distributor has adopted guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants through the Participant Agreement or in the Authorized Participant Procedures Handbook. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and its agents in connection with creation and redemption transactions.

Placement of Creation Orders Using NSCC Clearing Process

Portfolio Deposits created through the NSCC Clearing Process, if available, must be delivered through a Participating Party that has executed a Participant Agreement.

The Participant Agreement authorizes the Distributor to transmit to the NSCC on behalf of the Participating Party such trade instructions as are necessary to affect the Participating Party’s creation order. Pursuant to such trade instructions from the Distributor to the NSCC, the Participating Party agrees to transfer the requisite Deposit Instruments (or contracts to purchase such Deposit Instruments that are expected to be delivered in a “regular way” manner by the second (2nd) Business Day (“T+2” basis)) and the Cash Amount to the Company, together with such

26

additional information as may be required by the Distributor. The Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 if necessary or appropriate under the circumstances and compliant with applicable law. An order to create Creation Units of the Fund through the NSCC Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Placement of Creation Orders Outside NSCC Clearing Process

Portfolio Deposits created outside the NSCC Clearing Process must be delivered through a DTC Participant that has executed a Participant Agreement. A DTC Participant who wishes to place an order creating Creation Units of the Fund to be effected outside the NSCC Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the NSCC Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash. The Portfolio Deposit transfer must be ordered by the DTC Participant in a timely fashion so as to ensure the delivery of the requisite number of Deposit Instruments through DTC to the account of the Company by no later than 11:00 a.m. Eastern time, of the next Business Day immediately following the Transmittal Date. All questions as to the number of Deposit Instruments to be delivered, and the validity, form and eligibility (including time of receipt) for the deposit of any tendered securities, will be determined by the Company, whose determination shall be final and binding. The cash equal to the Cash Amount must be transferred directly to the Custodian through the Federal Reserve wire system in a timely manner so as to be received by the Custodian no later than 2:00 p.m. Eastern time, on the next Business Day immediately following the Transmittal Date. An order to create Creation Units of the Fund outside the NSCC Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Distributor does not receive both the requisite Deposit Instruments and the Cash Amount in a timely fashion on the next Business Day immediately following the Transmittal Date, such order may be cancelled. Upon written notice to the Distributor, such cancelled order may be resubmitted the following Business Day using the Portfolio Deposit as newly constituted to reflect the current NAV of the Fund. The delivery of Creation Units so created will occur no later than the second (2nd) Business Day following the day on which the creation order is deemed received by the Distributor. The Fund reserves the right to settle Creation Unit transactions on a basis other T+2 if necessary or appropriate under the circumstances and compliant with applicable law.

Additional transaction fees may be imposed with respect to transactions effected outside the NSCC Clearing Process (through a DTC Participant) and in circumstances in which any cash can be used in lieu of Deposit Instruments to create Creation Units. (See “Creation Transaction Fee” section below.)

Acceptance of Creation Orders

The Company and the Distributor reserve the right to reject or revoke acceptance of a creation order transmitted to it in respect of the Fund, for example, if (a) the order is not in proper form; (b) the purchaser or group of related purchasers, upon obtaining the Creation Units of Shares, would own 80% or more of the outstanding Shares of the Fund; (c) the acceptance of the Portfolio Deposit would, in the opinion of the Fund, be unlawful, as in the case of a purchaser who was banned from trading in securities or (d) there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units of Shares for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outage resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Fund, the Adviser, any sub-adviser, the Transfer Agent, the Custodian, the Distributor, DTC, NSCC or any other participant in the purchase process; and similar extraordinary events. The Transfer Agent will notify a prospective creator of its rejection of the order of such person. The Company, the Custodian, any subcustodian and the Distributor are under no duty, however, to give notification of any defects or irregularities in the delivery of Fund Deposits to Authorized Participants nor shall either of them incur any liability to Authorized Participants for the failure to give any such notification. All questions as to the number of shares of each

27

security in the Deposit Instruments and the validity, form, eligibility and acceptance for deposit of any securities to be delivered shall be determined by the Company, and the Company’s determination shall be final and binding.

Creation Units of the Fund may be created in advance of receipt by the Company of all or a portion of the applicable Deposit Instruments as described below. In these circumstances, the initial deposit will have a value greater than the NAV of the Shares on the date the order is placed in proper form since, in addition to available Deposit Instruments, cash must be deposited in an amount equal to the sum of (i) the Cash Amount, plus (ii) at least 105%, which the Company may change from time to time, of the market value of the undelivered Deposit Instruments (the “Additional Cash Deposit”) with the Fund pending delivery of any missing Deposit Instruments.

If an Authorized Participant determines to post an Additional Cash Deposit as collateral for any undelivered Deposit Instruments, such Authorized Participant must deposit with the Custodian the appropriate amount of federal funds by 10:00 a.m. New York time, (or such other time as specified by the Company) on the date of requested settlement. If the Custodian does not receive the Additional Cash Deposit in the appropriate amount by such time, then the order may be deemed to be rejected and the Authorized Participant shall be liable to a fund for losses, if any, resulting therefrom. An additional amount of cash shall be required to be deposited with the Custodian, pending delivery of the missing Deposit Instruments to the extent necessary to maintain the Additional Cash Deposit with the Company in an amount at least equal to 105% as required, which the Company may change from time to time, of the daily marked-to-market value of the missing Deposit Instruments. To the extent that missing Deposit Securities are not received by the specified time on the settlement date, or in the event a marked-to market payment is not made within one Business Day following notification by the Distributor that such a payment is required, the Company may use the cash on deposit to purchase the missing Deposit Instruments. The Authorized Participant will be liable to the Company for the costs incurred by the Company in connection with any such purchases. These costs will be deemed to include the amount by which the actual purchase price of the Deposit Instruments exceeds the market value of such Deposit Instruments on the transmittal date plus the brokerage and related transaction costs associated with such purchases. The Company will return any unused portion of the Additional Cash Deposit once all of the missing Deposit Instruments have been properly received by the Custodian or purchased by the Company and deposited into the Company. In addition, a transaction fee will be charged in all cases.

Creation Transaction Fee

A fixed creation transaction fee is imposed on each creation transaction regardless of the number of Creation Units purchased in the transaction. The amount of the fixed creation transaction fee is $250.00. In addition, a variable charge for cash creations or for creations outside the NSCC Clearing Process currently of up to four times the fixed creation transaction fee will be imposed. The variable fee is subject to a maximum fee limit of 200 basis points.

In the case of cash creations or where the Company permits a creator to substitute cash in lieu of depositing a portion of the Deposit Instruments, the creator may be assessed an additional variable charge to compensate the Fund for the costs associated with purchasing the applicable securities. (See “Portfolio Deposit” section above.) As a result, in order to seek to replicate the in-kind creation order process, the Company expects to purchase, in the secondary market or otherwise gain exposure to, the portfolio securities that could have been delivered as a result of an in-kind creation order pursuant to local law or market convention, or for other reasons (“Market Purchases”). In such cases where the Company makes Market Purchases, the Authorized Participant may be required to reimburse the Company for, among other things, any difference between the market value at which the securities and/or financial instruments were purchased by the Company and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes. The Adviser may adjust the transaction fee to the extent the composition of the creation securities changes or cash in lieu is added to the Cash Amount to protect existing shareholders. Amounts in excess of any caps will be borne by the Fund. Creators of Creation Units are responsible for the costs of transferring the securities constituting the Deposit Instruments to the account of the Company.

Redemption of Creation Units

Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by the Distributor, only on a Business Day and only through a Participating Party or DTC Participant who has executed a Participant Agreement. The Company will not redeem Shares in amounts less than Creation Units.

28

Beneficial owners also may sell Shares in the secondary market, but must accumulate enough Shares to constitute a Creation Unit in order to have such Shares redeemed by the Company. There can be no assurance, however, that there will be sufficient liquidity in the public trading market at any time to permit assembly of a Creation Unit. Investors should expect to incur brokerage and other costs in connection with assembling a sufficient number of Shares to constitute a redeemable Creation Unit.

The Adviser, through the NSCC, makes available on each Business Day prior to the opening of business on the Exchange (currently 9:30 a.m. Eastern time), the identity of the Fund’s securities and/or an amount of cash that will be applicable (subject to possible amendment or correction) to redemption requests received in proper form (as defined below) on that day. The securities the Fund delivers upon redemption (“Redemption Instruments”) may not be identical to Deposit Instruments that are applicable to creations of Creation Units. An Authorized Participant submitting a redemption request is deemed to represent to the Company that it (or its client): (i) owns outright or has full legal authority and legal beneficial right to tender for redemption the requisite number of Shares to be redeemed and can receive the entire proceeds of the redemption, and (ii) the Shares to be redeemed have not been loaned or pledged to another party nor are they the subject of a repurchase agreement, securities lending agreement or such other arrangement which would preclude the delivery of such Shares to the Company. The Company reserves the right to verify these representations at its discretion, but will typically require verification with respect to a redemption request from the Fund in connection with higher levels of redemption activity and/or short interest in the Fund. If the Authorized Participant, upon receipt of a verification request, does not provide sufficient verification of its representations as determined by the Company, the redemption request will not be considered to have been received in proper form and may be rejected by the Company. Unless cash redemptions are permitted or required for the Fund, the redemption proceeds for a Creation Unit generally consist of Redemption Instruments as announced on the Business Day of the request for redemption, plus cash in an amount equal to the difference between the NAV of the Shares being redeemed, as next determined after a receipt of a request in proper form, and the value of the Redemption Instruments, less the redemption transaction fee and variable fees described below. Should the Redemption Instruments have a value greater than the NAV of the Shares being redeemed, a compensating cash payment to the Company equal to the differential plus the applicable redemption transaction fee will be required to be arranged for by or on behalf of the redeeming shareholder.

The Distributor in coordination with the index receipt agent has established guidelines regarding Authorized Participants’ transactions in Creation Units that are made available to all Authorized Participants through the Participant Agreement and the index receipt agent’s Authorized Representatives Documentation Package. These guidelines set forth the processes and standards for Authorized Participants to transact with the Distributor and the index receipt agent in connection with creation and redemption transactions.

The Company may suspend the right of redemption or postpone the date of payment for Shares for more than seven days when:

(a)	trading on the Exchange is broadly restricted by the applicable rules and regulations of the SEC;

(b)	the Exchange is closed for other than customary weekend and holiday closing;

(c)	the SEC has by order permitted such suspension; or

(d)	the SEC has declared a market emergency.

Redemption Transaction Fee

The fixed redemption transaction fee is $250.00 is the same no matter how many Creation Units are being redeemed pursuant to any one redemption request. An additional variable fee of up to four times the fixed redemption transaction fee will be charged with respect to cash redemptions or redemptions outside of the NSCC Clearing Process.

An additional variable charge for cash redemptions or partial cash redemptions (when cash redemptions are permitted or required for the Fund) may also be imposed to compensate the Fund for the costs associated with selling the applicable securities. As a result, in order to seek to replicate the in-kind redemption order process, the Company expects to sell, in the secondary market, the portfolio securities or settle any financial instruments that may not be permitted to be re-registered in the name of the Participating Party as a result of an in-kind redemption order pursuant to local law or market convention, or for other reasons (“Market Sales”). In such cases where the Company makes

29

Market Sales, the Authorized Participant may be required to reimburse the Company for, among other things, any difference between the market value at which the securities and/or financial instruments were sold or settled by the Company and the cash in lieu amount (which amount, at the Adviser’s discretion, may be capped), applicable registration fees, brokerage commissions and certain taxes (“Transaction Costs”). The Adviser may adjust the transaction fee to the extent the composition of the redemption securities changes or cash in lieu is added to the Cash Amount to protect existing shareholders. In no event will transaction fees charged by the Fund in connection with a redemption exceed 2% of the amount being redeemed. Investors who use the services of a broker or other such intermediary may be charged a fee for such services. To the extent the Fund cannot recoup the amount of Transaction Costs incurred in connection with a redemption from the redeeming shareholder because of the 2% cap or otherwise, those Transaction Costs will be borne by the Fund’s remaining shareholders and negatively affect the Fund’s performance.

Placement of Redemption Orders Using NSCC Clearing Process

Orders to redeem Creation Units of the Fund through the NSCC Clearing Process, if available, must be delivered through a Participating Party that has executed the Participant Agreement. An order to redeem Creation Units of the Fund using the Clearing Process is deemed received on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m. Eastern time on such Transmittal Date (or, for Custom Orders, such earlier time set forth in the Participant Agreement or the Authorized Participant Procedures Handbook); and (ii) all other procedures set forth in the Participant Agreement are properly followed; such order will be effected based on the NAV of the Fund as next determined. An order to redeem Creation Units of the Fund using the NSCC Clearing Process made in proper form but received by the Fund after 4:00 p.m. Eastern time (or, for certain Custom Orders, such earlier time set forth in the Participant Agreement or the Authorized Participant Procedures Handbook), will be deemed received on the next Business Day immediately following the Transmittal Date. The requisite Redemption Instruments (or contracts to purchase such Redemption Instruments which are expected to be delivered in a “regular way” manner) and the applicable cash payment will be transferred by the second (2nd) Business Day following the date on which such request for redemption is deemed received. The Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 if necessary or appropriate under the circumstances and compliant with applicable law.

Placement of Redemption Orders Outside NSCC Clearing Process

Orders to redeem Creation Units of the Fund outside the NSCC Clearing Process must be delivered through a DTC Participant that has executed the Participant Agreement. A DTC Participant who wishes to place an order for redemption of Creation Units of the Fund to be effected outside the NSCC Clearing Process need not be a Participating Party, but such orders must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units of the Fund will instead be effected through transfer of Creation Units of the Fund directly through DTC. An order to redeem Creation Units of the Fund outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if (i) such order is received by the Distributor not later than 4:00 p.m. Eastern time on such Transmittal Date (or, for certain Custom Orders, such earlier time disclosed in the Participant Agreement or the Authorized Participant Procedures Handbook); (ii) such order is preceded or accompanied by the requisite number of Shares of Creation Units specified in such order, which delivery must be made through DTC to the Custodian no later than 11:00 a.m. Eastern time, on such Transmittal Date (the “DTC Cut-Off-Time”); and (iii) all other procedures set forth in the Participant Agreement are properly followed.

After the Distributor has deemed an order for redemption outside the NSCC Clearing Process received, the Custodian will initiate procedures to transfer the requisite Redemption Instruments (or contracts to purchase such Redemption Instruments) which are expected to be delivered within two Business Days and the cash redemption payment to the redeeming Beneficial Owner by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Custodian. The Fund reserves the right to settle Creation Unit transactions on a basis other than T+2 if necessary or appropriate under the circumstances and compliant with applicable law. An additional variable redemption transaction fee of up to four times the basic transaction fee is applicable to redemptions outside the NSCC Clearing Process.

To the extent contemplated by the Participant Agreement, in the event the Authorized Participant has submitted a redemption request in proper form but is unable to transfer all or part of the Creation Unit to be redeemed to the Fund’s Transfer Agent, the Transfer Agent will nonetheless accept the redemption request in reliance on the undertaking by

30

the Authorized Participant to deliver the missing shares as soon as possible. Such undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash having a value (marked-to-market daily) of at least 105%, which the Company may change from time to time, of the value of the missing shares.

The current procedures for collateralization of missing shares require, among other things, that any cash collateral shall be in the form of U.S. dollars in immediately available funds and shall be held by the Custodian and marked-to-market daily, and that the fees of the Custodian and any sub-custodians in respect of the delivery, maintenance and redelivery of the cash collateral shall be payable by the Authorized Participant. The Participant Agreement will permit the Company, on behalf of the Fund, to purchase the missing shares or acquire the Deposit Instruments and the Cash Amount underlying such shares at any time and will subject the Authorized Participant to liability for any shortfall between the cost to the Company of purchasing such shares, Deposit Instruments or Cash Amount and the value of the collateral.

Beneficial Ownership

The DTC acts as securities depositary for the Shares. Shares of the Fund are represented by securities registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC. Certificates will not be issued for Shares.

DTC, a limited-purpose trust company, was created to hold securities of its participants (the “DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (the “Indirect Participants”).

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares.

Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Company and DTC, DTC is required to make available to the Company upon request and for a fee to be charged to the Company a listing of the Shares holdings of each DTC Participant. The Company shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Company shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Company shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses, attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

Share distributions shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants will be governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and will be the responsibility of such DTC Participants.

The Company has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising

31

or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC.

Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

DTC may determine to discontinue providing its service with respect to the Shares at any time by giving reasonable notice to the Company and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Company shall take action either to find a replacement for DTC to perform its functions at a comparable cost or, if such a replacement is unavailable, to issue and deliver printed certificates representing ownership of Shares, unless the Company makes other arrangements with respect thereto satisfactory to the Exchange.

Determination of Net Asset Value

The NAV per share of the Fund is equal to the value of all the assets, minus the liabilities, divided by the number of outstanding shares. Except as described in the Fund’s prospectus, NAV of the Fund is calculated each business day as of the close of the NYSE which is typically 4:00 p.m. Eastern time. On occasion, the NYSE will close before 4:00 p.m. Eastern time. When that happens, NAV will be calculated as of the time the NYSE closes. The Fund will not treat an intraday unscheduled disruption or closure in NYSE trading as a closure of the NYSE and will calculate NAV as of 4:00 p.m. Eastern time if the particular disruption or closure directly affects only the NYSE. The following is a discussion of the procedures used by the Fund in valuing its assets.

Securities for which market quotations are readily available are generally valued at their current market value. Other securities and assets, including securities for which market quotations are not readily available; market quotations are determined not to be reliable; or, their value has been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded (for example, a natural disaster affecting an entire country or region, or an event that affects an individual company) but before the Fund’s NAV is calculated, may be valued at its fair value in accordance with policies and procedures adopted by the Company’s Board of Directors. Fair value represents a good faith determination of the value of a security or other asset based upon specifically applied procedures. Fair valuation determinations may require subjective determinations. There can be no assurance that the fair value of an asset is the price at which the asset could have been sold during the period in which the particular fair value was used in determining the Fund’s NAV.

Equity securities listed on a North American, Central American, South American or Caribbean securities exchange are generally valued at the last sale price on the exchange on which the security is principally traded. Other foreign equity securities are fair valued using quotations from an independent pricing service. The value of securities listed on the NASDAQ Stock Market, Inc. is generally the NASDAQ official closing price.

Fixed income securities with a remaining maturity of 61 days or more are valued using prices supplied by an approved independent third party or affiliated pricing services or broker/dealers. Those prices are determined using a variety of inputs and factors as described below. Generally, short-term securities which mature in 60 days or less are valued at amortized cost if their maturity at acquisition was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their maturity when acquired by the Fund was more than 60 days.

Assets and liabilities initially expressed in foreign currencies are converted into U.S. dollars at the prevailing market rates from an approved independent pricing service as of 4:00 p.m. Eastern time.

Shares of ETFs are generally valued at the last sale price on the exchange on which the ETF is principally traded. Shares of open-end mutual funds are valued at their respective NAVs.

Fixed income securities are valued using market quotations supplied by approved independent third-party pricing services, affiliated pricing services or broker/dealers. In determining security prices, pricing services and broker/dealers may consider a variety of inputs and factors, including, but not limited to proprietary models that may take into account market transactions in securities with comparable characteristics, yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, underlying collateral and estimated cash flows.

32

Options (e.g., on stock indices or equity securities) traded on U.S. equity securities exchanges are valued at the composite mean price, using the National Best Bid and Offer quotes at the close of options trading on such exchanges.

Exchange traded futures (e.g., on stock indices, debt securities or commodities) are valued at the settled price, or if no settled price is available, at the last sale price as of the close of the exchanges on which they trade.

Non-listed over-the-counter options and futures are valued utilizing market quotations provided by approved pricing services.

Swaps and structured notes are priced generally by an approved independent third party or affiliated pricing service or at an evaluated price provided by a counterparty or broker/dealer.

Certain fixed income securities and swaps may be valued using market quotations or valuations provided by pricing services. Valuations received by the Fund from affiliated pricing services are the same as those provided to other affiliated and unaffiliated entities by these affiliated pricing services.

Securities or other assets for which market quotations are not readily available or for which market quotations do not represent the value at the time of pricing (including certain illiquid securities) are fair valued in accordance with procedures established by and under the supervision and responsibility of the Directors. The Board of Directors has established an Audit Committee to assist the Board of Directors in its oversight of the valuation of the Fund’s securities. The Board has appointed the Adviser as the “Valuation Designee” (as such term is define on Rule 2a-5 under the 1940 Act), for all fair value determinations and responsibilities under Rule 2a-5 under the 1940 Act (except for overseeing pricing service providers used by the Company). This designation is subject to Board oversight and certain reporting and other requirements designed to facilitate the Board’s ability to effectively oversee the Valuation Designee’s fair value determinations. The Valuation Designee will perform the fair value determination relating to any or all Fund investments. The Board shall be responsible for reviewing and approving fair value methodologies utilized by the Valuation Designee, which approval shall be based upon whether the Valuation Designee followed the Fund’s Valuation Procedures established by the Board. Fair value situations could include, but are not limited to: (1) a significant event that affects the value of the Fund’s securities (e.g., news relating to natural disasters affecting an issuer’s operations or earnings announcements); (2) illiquid securities; (3) securities that may be defaulted or de-listed from an exchange and are no longer trading; or (4) any other circumstance in which the Valuation Designee believes that market quotations do not accurately reflect the value of a security.

From time to time, there may be errors in the calculation of the NAV of the Fund or the processing of creations and redemptions. Shareholders will generally not be notified of the occurrence of an error or the resolution thereof.

Distributions and Tax Matters

The following discussion is a brief summary of some of the important federal (and, where noted, state) income tax consequences affecting the Fund and its shareholders. There may be other tax considerations applicable to particular shareholders. This section does not address in detail the tax consequences affecting any shareholder who, as to the U.S., is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership. This section is based on the Code, the regulations thereunder, published rulings and court decisions, all as currently in effect. These laws are subject to change, possibly on a retroactive basis. The following tax discussion is very general; therefore, prospective investors are urged to consult their tax advisors about the impact an investment in the Fund may have on their own tax situations and the possible application of foreign, state and local law.

The Fund generally will be treated as a separate entity for federal income tax purposes. Net long-term and short-term capital gain, net income and operating expenses therefore will be determined for the Fund.

Special tax rules apply to investments held through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisors to determine the suitability of shares of the Fund as an investment through such plans.

Qualification as a Regulated Investment Company

33

The Fund intends to elect to be treated and qualify each year as a RIC under Subchapter M of the Code. In order to qualify for the special tax treatment accorded RICs and their shareholders, the Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from (i) dividends, interest, payments with respect to certain securities loans, and gain from the sale or other disposition of stock, securities, or foreign currencies, or other income (including, but not limited to, gain from options, swaps, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (ii) net income derived from interests in “qualified publicly traded partnerships” (“QPTPs,” defined below);

(b)	diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (i) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, securities of other RICs, and other securities, limited in respect of any one issuer to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than cash or cash items, or securities issued by the U.S. government or other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more QPTPs; and

(c)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code, without regard to the deduction for dividends paid — generally, taxable ordinary income and any excess of net short-term capital gain over net long-term capital loss) and net tax-exempt interest income, for such taxable year.

In general, for purposes of the 90% gross income requirement described in paragraph (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the RIC. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (x) interests in which are traded on an established securities markets or readily tradable on a secondary market as the substantial equivalents thereof, (y) that derives at least 90% of its income from passive income sources defined in Section 7704(d) of the Code, and (z) that derives less than 90% of its income from the qualifying income described in (a)(i) above) will be treated as qualifying income. Although income from a QPTP is qualifying income, as discussed above, investments in QPTPs cannot exceed 25% of the Fund’s assets. In addition, although in general the passive loss rules of the Code do not apply to RICs, such rules do apply to a RIC with respect to items attributable to an interest in a QPTP.

Gains from foreign currencies (including foreign currency options, foreign currency swaps, foreign currency futures and foreign currency forward contracts) currently constitute qualifying income for purposes of the 90% test, described in paragraph (a) above. However, the Treasury Department has the authority to issue regulations (possibly with retroactive effect) excluding from the definition of “qualifying income” a fund’s foreign currency gains to the extent that such income is not directly related to the Fund’s principal business of investing in stock or securities.

For purposes of paragraph (b) above, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP. The Fund’s investment in MLPs may qualify as an investment in (1) a QPTP, (2) a “regular” partnership, (3) a “passive foreign investment company” (a “PFIC”) or (4) a corporation for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which the Fund can invest in MLPs. The U.S. federal income tax consequences of the Fund’s investments in “PFICs” and “regular” partnerships are discussed in greater detail below.

If the Fund qualifies for a taxable year as a RIC that is accorded special tax treatment, the Fund will not be subject to federal income tax on income distributed in a timely manner to its shareholders in the form of dividends (including Capital Gain Dividends, defined below). If the Fund were to fail to qualify as a RIC accorded special tax treatment in any taxable year, the Fund would be subject to taxation on its taxable income at corporate rates, and all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gain, would

34

be taxable to shareholders. Some portions of such distributions may be eligible for the dividends-received deduction in the case of corporate shareholders and for treatment as qualified dividend income in the case of individual shareholders. In addition, the Fund could be required to recognize unrealized gain, pay substantial taxes and interest, and make substantial distributions before re-qualifying as a RIC that is accorded special tax treatment.

The Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain (that is the excess of net long-term capital gain over net short-term capital loss). Investment company taxable income which is retained by the Fund will be subject to tax at regular corporate tax rates. The Fund might also retain for investment its net capital gain. If the Fund does retain such net capital gain, such gain will be subject to tax at regular corporate rates on the amount retained, but the Fund may designate the retained amount as undistributed capital gain in a notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their respective shares of the undistributed amount, and (ii) will be entitled to credit their respective shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. For federal income tax purposes, the tax basis of shares owned by a shareholder of the Fund will be increased by an amount equal under current law to the difference between the amount of undistributed capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence.

In determining its net capital gain, including in connection with determining the amount available to support a Capital Gain Dividend, its taxable income and its earnings and profits, the Fund may elect to treat part or all of any post-October capital loss (defined as any net capital loss attributable to the portion of the taxable year after October 31, or if there is no net capital loss, any net long-term capital loss or any net short-term capital loss attributable to the portion of the taxable year after that date) or late-year ordinary loss (generally, (i) net ordinary loss from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary loss attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Excise Tax on Regulated Investment Companies

If the Fund fails to distribute in a calendar year an amount at least equal to the sum of 98% of its ordinary income (taking into account certain deferrals and elections) for such year and 98.2% of its capital gain net income (adjusted for certain ordinary losses) for the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects), plus any retained amount from the prior year, the Fund will be subject to a nondeductible 4% excise tax on the undistributed amounts. The Fund intend to make distributions sufficient to avoid imposition of the 4% excise tax, although the Fund reserves the right to pay an excise tax rather than make an additional distribution when circumstances warrant (e.g., the excise tax amount is deemed by the Fund to be de minimis). Certain derivative instruments give rise to ordinary income and loss. If the Fund has a taxable year that begins in one calendar year and ends in the next calendar year, the Fund will be required to make this excise tax distribution during its taxable year. There is a risk that the Fund could recognize income prior to making this excise tax distribution and could recognize losses after making this distribution. As a result, all or a portion of an excise tax distribution could constitute a return of capital (see discussion below).

Fund Distributions

The Fund anticipates distributing substantially all of their net investment income for each taxable year. Distributions are taxable to shareholders even if they are paid from income or gain earned by the Fund before a shareholder’s investment (and thus were included in the price the shareholder paid). Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the amount of cash that the shareholder would have received if such shareholder had elected to receive the distribution in cash.

Dividends and distributions on the Fund’s shares generally are subject to federal income tax as described herein to the extent they do not exceed the Fund’s realized income and gains, even though such dividends and distributions may represent economically a return of a particular shareholder’s investment. Such dividends and distributions are likely

35

to occur in respect of shares purchased at a time when the Fund’s NAV reflects gains that are either (i) unrealized, or (ii) realized but not distributed.

For federal income tax purposes, distributions of net investment income generally are taxable as ordinary income. Taxes on distributions of capital gain are determined by how long the Fund owned the investment that generated it, rather than how long a shareholder may have owned shares in the Fund. Distributions of net capital gain from the sale of investments that the Fund owned for more than one year and that are properly reported by the Fund as capital gain dividends (“Capital Gain Dividends”) will be taxable as long-term capital gain. Distributions of capital gain generally are made after applying any available capital loss carryovers. The maximum individual rate applicable to long-term capital gains is a maximum of 20%, depending on whether the individual’s income exceeds certain threshold amounts, plus the 3.8% Medicare tax described below. A distribution of gain from the sale of investments that the Fund owned for one year or less will be taxable as short-term capital gain which is taxable at ordinary income rates plus the 3.8% Medicare tax described below. Distributions attributable to gain from the sale of MLPs that is characterized as ordinary income under the Code’s recapture provisions will be taxable as ordinary income.

Distributions of investment income reported by the Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains. In order for some portion of the dividends received by the Fund shareholder to be qualified dividend income, the Fund must meet certain holding-period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio, and the shareholder must meet certain holding-period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (i) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (ii) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (iii) if the recipient elects to have the dividend income treated as investment interest income for purposes of the limitation on deductibility of investment interest, or (iv) if the dividend is received from a U.S. corporation not eligible to issue qualified dividend income, such as a real estate investment trust, or (v) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the U.S. (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the U.S.) or (b) treated as a PFIC. The amount of the Fund’s distributions that would otherwise qualify for this favorable tax treatment may be reduced as a result of the Fund’s securities lending activities or high portfolio turnover rate.

In general, distributions of investment income reported by the Fund as derived from qualified dividend income will be treated as qualified dividend income by a non-corporate taxable shareholder so long as the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. In any event, if the qualified dividend income received by the Fund during any taxable year is equal to or greater than 95% of its “gross income,” then 100% of the Fund’s dividends (other than dividends that are properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

If the Fund receives dividends from an underlying fund, and the underlying fund reports such dividends as “qualified dividend income,” then the Fund may, in turn, report a portion of its distributions as “qualified dividend income” as well, provided the Fund meets the holding-period and other requirements with respect to shares of the underlying fund.

Any loss realized upon a taxable disposition of shares held for six months or less will be treated as long-term capital loss to the extent of any Capital Gain Dividends received by the shareholder with respect to those shares. All or a portion of any loss realized upon a taxable disposition of Fund shares will be disallowed if other shares of the Fund are purchased within 30 days before or after the disposition. In such a case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

A distribution paid to shareholders by the Fund in January of a year generally is deemed to have been received by shareholders on December 31 of the preceding year, if the distribution was declared and payable to shareholders of record on a date in October, November, or December of that preceding year. The Fund will provide federal tax

36

information annually, including information about dividends and distributions paid during the preceding year to taxable investors and others requesting such information.

If the Fund makes a distribution to its shareholders in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of each shareholder’s basis (for tax purposes) in its shares, and any distribution in excess of basis will be treated as capital gain. A return of capital is not taxable, but it reduces the shareholder’s basis in its shares, which reduces the loss (or increases the gain) on a subsequent taxable disposition by such shareholder of the shares.

Dividends of net investment income received by corporate shareholders (other than shareholders that are S corporations) of the Fund will qualify for the 50% dividends-received deduction generally available to corporations to the extent of the amount of qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by the Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held less than 46 days (91 days in the case of certain preferred stock) during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends-received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of the Fund or (2) by application of the Code. However, any distributions received by the Fund from REITs and PFICs will not qualify for the corporate dividends-received deduction. The amount eligible for the dividends received deduction may also be reduced as a result of the Fund’s securities lending activities or high portfolio turnover rate.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from the Fund and net gains from redemptions or other taxable dispositions of Fund shares, but excluding any exempt interest dividends from the Fund) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds certain threshold amounts.

Sale or Redemption of Shares

The sale, exchange, or redemption of Fund shares may give rise to a gain or loss. In general, any gain or loss arising from (or treated as arising from) the sale or redemption of shares of the Fund will be considered capital gain or loss and will be long-term capital gain or loss if the shares were held for more than one year. However, any capital loss arising from the sale or redemption of shares held for six months or less will be treated as a long-term capital loss to the extent of the amount of capital gain dividends received on (or undistributed capital gains credited with respect to) such shares. Additionally, any loss realized upon the sale or exchange of Fund shares with a tax holding period of six months or less may be disallowed to the extent of any distributions treated as exempt interest dividends with respect to such shares. The maximum individual rate applicable to long-term capital gains is 20%, depending on whether the individual’s income exceeds certain threshold amounts plus the 3.8% Medicare tax described above. Capital gain of a corporate shareholder is taxed at the same rate as ordinary income.

Fund Investments

Certain investments of the Fund, including transactions in options, swaptions, futures contracts, forward contracts, straddles, swaps, short sales, foreign currencies, inflation-linked securities and foreign securities, including for hedging purposes, will be subject to special tax rules (including mark-to-market, constructive sale, straddle, wash sale and short sale rules). In a given case, these rules may accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gain into short-term capital gain, convert short-term capital losses into long-term capital loss, or otherwise affect the character of the Fund’s income. These rules could therefore affect the amount, timing and character of distributions to shareholders and cause differences between the Fund’s book income and its taxable income. If the Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a

37

return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If the Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a RIC that is accorded special tax treatment. Income earned as a result of these transactions would, in general, not be eligible for the dividends-received deduction or for treatment as exempt-interest dividends when distributed to shareholders. The Fund will endeavor to make any available elections pertaining to such transactions in a manner believed to be in the best interest of the Fund and its shareholders.

The Fund’s participation in loans of securities may affect the amount, timing, and character of distributions to shareholders. With respect to any security subject to a securities loan, any (i) amounts received by the Fund in place of dividends earned on the security during the period that such security was not directly held by the Fund will not give rise to qualified dividend income and (ii) withholding taxes accrued on dividends during the period that such security was not directly held by the Fund will not qualify as a foreign tax paid by the Fund and therefore cannot be passed through to shareholders even if the Fund meets the requirements described below.

Certain debt securities that may be purchased by the Fund are sold at an original issue discount and thus do not make periodic cash interest payments. Similarly, zero-coupon bonds do not make periodic interest payments. Generally, the amount of the original issue discount is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security even though payment of that amount is not received until a later time, usually when the debt security matures. In addition, payment-in-kind securities will give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year. Because the Fund distributes substantially all of its net investment income to its shareholders (including such imputed interest), the Fund may have to sell portfolio securities in order to generate the cash necessary for the required distributions. Such sales may occur at a time when the Adviser would not otherwise have chosen to sell such securities and may result in a taxable gain or loss. Some of the Fund may invest in inflation-linked debt securities. Any increase in the principal amount of an inflation-linked debt security will be original issue discount, which is taxable as ordinary income and is required to be distributed, even though the Fund will not receive the principal, including any increase thereto, until maturity. The Fund investing in such securities may be required to liquidate other investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements and to eliminate any possible taxation at the Fund level. Certain debt securities that may be acquired by the Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. The Fund may make one or more of the elections applicable to debt securities having market discount, which could affect the character and timing of recognition of income.

Investments in debt obligations that are at risk of being in default (or are presently in default) present special tax issues for the Fund. Tax rules are not entirely clear about issues such as when the Fund may cease to accrue interest, original issue discount or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and income. These and other related issues will be addressed by the Fund when, as and if it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a RIC and does not become subject to U.S. federal income taxation or any excise tax.

Any investment that the Fund may make in foreign currencies, foreign currency denominated debt securities and certain options, futures or forward foreign currency contracts (and similar instruments) will be subject to special tax rules. Generally, transactions in foreign currencies give rise to ordinary income or loss. An election under Section 988(a)(1)(B) may be available to treat foreign currency gain or loss attributable to certain forward, futures and option contracts as capital, including certain “foreign currency contracts.” A “foreign currency contract” is a contract that (1) requires delivery of, or settlement of, a foreign currency that is a currency in which positions are also traded through regulated futures contracts, (2) is traded in the interbank market, and (3) is entered into at an arm’s-length price determined by reference to the price in the interbank market. If this Section 988(a)(1)(B) election is made, foreign currency contracts are treated as 60% long-term capital gain or loss and 40% short-term capital gain or loss under the Section 1256 mark-to-market rules. All other forward contracts under these 988(a)(1)(B) elections would be characterized as capital and generally gain or loss would be recognized when the contract is closed and completed.

38

Other rules apply to options, futures or forward foreign currency contracts that may be part of a straddle or a Section 988 hedging transaction within the meaning of Code Section 988(d).

Special tax considerations apply if the Fund invests in investment companies that are taxable as partnerships for federal income tax purposes. In general, the Fund will not recognize income earned by such an investment company until the close of the investment company’s taxable year.

But the Fund will recognize such income as it is earned by the investment company for purposes of determining whether it is subject to the 4% excise tax. Therefore, if the Fund and such an investment company have different taxable years, the Fund may be compelled to make distributions in excess of the income recognized from such an investment company in order to avoid the imposition of the 4% excise tax. The Fund’s receipt of a non-liquidating cash distribution from an investment company taxable as a partnership generally will result in recognized gain (but not loss) only to the extent that the amount of the distribution exceeds the Fund’s adjusted basis in shares of such investment company before the distribution. If the Fund receives a liquidating cash distribution from an investment company taxable as a partnership, it will recognize capital gain or loss to the extent of the difference between the proceeds received by the Fund and the Fund’s adjusted tax basis in shares of such investment company; however, the Fund will recognize ordinary income, rather than capital gain, to the extent that the Fund’s allocable share of “unrealized receivables” (including any accrued but untaxed market discount) exceeds the shareholder’s share of the basis in those unrealized receivables.

Some amounts received by the Fund with respect to its investments in MLPs will likely be treated as a return of capital because of accelerated deductions available with respect to the activities of such MLPs. On the disposition of an investment in such an MLP, the Fund will likely realize taxable income in excess of economic gain with respect to that asset (or, if the Fund does not dispose of the MLP, the Fund likely will realize taxable income in excess of cash flow with respect to the MLP in a later period), and the Fund must take such income into account in determining whether the Fund has satisfied its distribution requirements. The Fund may have to borrow or liquidate securities to satisfy its distribution requirements and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the Fund to sell securities or borrow money at such time.

The Fund may invest in REITs. Such investments in REIT equity securities may require the Fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, the Fund may be required to sell securities in its portfolio (including when it is not advantageous to do so) that it otherwise would have continued to hold. The Fund’s investments in REIT equity securities may at other times result in the Fund’s receipt of cash in excess of the REIT’s earnings; if the Fund distributes such amounts, such distribution could constitute a return of capital to Fund shareholders for federal income tax purposes. Dividends received by the Fund from a REIT generally will not constitute qualified dividend income.

Tax reform legislation enacted on December 22, 2017, informally known as the Tax Cuts and Jobs Act (the “Tax Act”), established a 20% deduction for qualified business income. Under this provision, which is effective for taxable years beginning in 2018 and, without further legislation, will sunset for taxable years beginning after 2025, individuals, trusts, and estates generally may deduct (the “Deduction”) 20% of “qualified business income,” which includes all ordinary REIT dividends (“Qualifying REIT Dividends”) and certain income from investments in MLPs (“MLP Income”). The IRS has recently issued proposed regulations permitting a RIC to pass through to its shareholders Qualifying REIT Dividends eligible for the deduction. However, the proposed regulations do not provide a mechanism for a RIC to pass through to its shareholders MLP Income that would be eligible for such deduction. It is uncertain whether future legislation or other guidance will enable a RIC to pass through the special character of MLP Income to the RIC’s shareholders.

If the Fund invests in PFICs, certain special tax consequences may apply. A PFIC is any foreign corporation in which (i) 75% or more of the gross income for the taxable year is passive income, or (ii) the average percentage of the assets (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose includes dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons. The Fund’s investments in certain PFICs could subject the Fund to a U.S. federal income tax (including interest

39

charges) on distributions received from the company or on proceeds received from the disposition of shares in the company. This tax cannot be eliminated by making distributions to Fund shareholders. In addition, certain interest charges may be imposed on the Fund as a result of such distributions.

If the Fund is in a position to treat a PFIC as a “qualified electing fund” (“QEF”), the Fund will be required to include in its gross income its share of the company’s income and net capital gain annually, regardless of whether it receives any distributions from the company. Alternately, the Fund may make an election to mark the gains (and to a limited extent losses) in such holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gain and loss are treated as ordinary income and loss. The QEF and mark-to-market elections may have the effect of accelerating the recognition of income (without the receipt of cash) and increasing the amount required to be distributed by the Fund to avoid taxation. Making either of these elections, therefore, may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. The Fund that invests indirectly in PFICs by virtue of the Fund’s investment in other investment companies that qualify as “U.S. persons” within the meaning of the Code may not make a QEF election; rather, such underlying investment companies investing directly in the PFICs would decide whether to make such election. Furthermore, the IRS recently issued final regulations that generally treat the Fund’s income inclusion with respect to a PFIC with respect to which the Fund has made a qualified electing fund, or “QEF,” election, as qualifying income for purposes of determining the Fund’s ability to be subject to tax as a RIC if either if (A) there is a current distribution out of the earnings and profits of the PFIC that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

The ability of the Fund to invest directly in commodities, and in certain commodity-related securities and other instruments, is subject to significant limitations in order to enable the Fund to maintain its status as RIC under the Code.

Investment in Other Funds

If the Fund invests in shares of mutual funds, other ETFs or other companies that are taxable as RICs, as well as certain investments in REITs (collectively, “underlying funds”), its distributable income and gains will normally consist, in part, of distributions from the underlying funds and gains and losses on the disposition of shares of the underlying funds. To the extent that an underlying fund realizes net losses on its investments for a given taxable year, the Fund will not be able to recognize its share of those losses (so as to offset distributions of net income or capital gains from other underlying funds) until it disposes of shares of the underlying fund. Moreover, even when the Fund does make such a disposition, a portion of its loss may be recognized as a long-term capital loss, which will not be treated as favorably for federal income tax purposes as a short-term capital loss or an ordinary deduction. In particular, the Fund will not be able to offset any capital losses from its dispositions of underlying fund shares against its ordinary income (including distributions of any net short-term capital gain realized by an underlying fund).

In addition, in certain circumstances, the “wash sale” rules under Section 1091 of the Code may apply to the Fund’s sales of underlying fund shares that have generated losses. A wash sale occurs if shares of an underlying fund are sold by the Fund at a loss and the Fund acquires substantially identical shares of that same underlying fund 30 days before or after the date of the sale. The wash-sale rules could defer losses in the Fund’s hands on sales of underlying fund shares (to the extent such sales are wash sales) for extended (and, in certain cases, potentially indefinite) periods of time.

As a result of the foregoing rules, and certain other special rules, the amount of net investment income and net capital gain that the Fund will be required to distribute to shareholders may be greater than what such amounts would have been had the Fund directly invested in the securities held by the underlying funds, rather than investing in shares of the underlying funds. For similar reasons, the character of distributions from the Fund (e.g., long-term capital gain, exempt interest, eligibility for dividends-received deduction, etc.) will not necessarily be the same as it would have been had the Fund invested directly in the securities held by the underlying funds.

If the Fund received dividends from an underlying fund that qualifies as a RIC, and the underlying fund reports such dividends as “qualified dividend income,” then the Fund is permitted in turn to designate a portion of its distributions

40

as “qualified dividend income,” provided the Fund meets holding period and other requirements with respect to shares of the underlying fund.

Depending on the Fund’s percentage ownership in an underlying fund, both before and after a redemption, a redemption of shares of an underlying fund by the Fund may cause the Fund to be treated as distribution taxable as a dividend under the Code, to the extent of its allocable shares of earnings and profits, on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. Such a distribution may be treated as qualified dividend income and thus eligible to be taxed at the rates applicable to long-term capital gain. If qualified dividend income treatment is not available, the distribution may be taxed as ordinary income. This could cause shareholders of the Fund to recognize higher amounts of ordinary income than if the shareholders had held the shares of the underlying funds directly.

The Fund may elect to pass through to shareholders foreign tax credits from an underlying fund and exempt-interest dividends from an underlying fund, provided that at least 50% of the Fund’s total assets are invested in other RICs at the end of each quarter of the taxable year.

Backup Withholding

The Fund generally is required to backup withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to, and the proceeds of share sales, exchanges, or redemptions made by, any individual shareholder who fails to properly furnish the Fund with a correct taxpayer identification number (“TIN”), who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to backup withholding. The backup withholding rules may also apply to distributions that are properly reported as exempt-interest dividends. The backup withholding tax rate is 24%.

Foreign Shareholders

Distributions properly reported as Capital Gain Dividends and exempt-interest dividends generally will not be subject to withholding of federal income tax. However, exempt-interest dividends may be subject to backup withholding (as discussed above). In general, dividends other than Capital Gain Dividends and exempt-interest dividends paid by the Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, the Fund will not be required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported by the Fund (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests (as described below)) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the Fund (“short-term capital gain dividends”). Depending on the circumstances, the Fund may make reporting of interest-related and/or short-term capital gain dividends with respect to all, some or none of its potentially eligible dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund reports with respect to a payment. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

A beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the Fund or on Capital Gain Dividends or exempt-interest dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is

41

present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met or (iii) the shares constitute “U.S. real property interests” (“USRPIs”) or the Capital Gain Dividends are attributable to gains from the sale or exchange of USRPIs in accordance with the rules set forth below.

Special rules apply to distributions to foreign shareholders from the Fund that is either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of the exceptions to the definition thereof described below. Additionally, special rules apply to the sale of shares in the Fund that is a USRPHC. Very generally, a USRPHC is a domestic corporation that holds U.S. real property interests (“USRPIs”) — USRPIs are defined as any interest in U.S. real property or any equity interest in a USRPHC — the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USRPIs, interests in real property located outside the United States and any other assets used in a trade or business. The Fund that holds (directly or indirectly) significant interests in REITs may be a USRPHC. The special rules discussed in the next paragraph will also generally apply to distributions from the Fund that would be a USRPHC absent exclusions from USRPI treatment for interests in domestically controlled REITs or RICs and not-greater-than-10% or interests in publicly traded classes of stock in REITs or RICs, respectively.

If the Fund is a USRPHC or would be a USRPHC but for the exceptions from the definition of USRPI (described immediately above), distributions by the Fund that are attributable to (a) gains realized on the disposition of USRPIs by the Fund and (b) distributions received by the Fund from a lower-tier RIC or REIT that the Fund is required to treat as USRPI gain in its hands will retain their character as gains realized from USRPIs in the hands of the Fund’s foreign shareholders. If the foreign shareholder holds (or has held in the prior year) more than a 5% interest in the Fund, such distributions will be treated as gains “effectively connected” with the conduct of a “U.S. trade or business,” and subject to tax at graduated rates. Moreover, such shareholders will be required to file a U.S. income tax return for the year in which the gain was recognized and the Fund will be required to withhold 21% of the amount of such distribution. In the case of all other foreign shareholders (i.e., those whose interest in the Fund did not exceed 5% at any time during the prior year), the USRPI distribution will be treated as ordinary income (regardless of any reporting by the Fund that such distribution is a short-term capital gain dividend or a Capital Gain Dividend), and the Fund must withhold 30% (or a lower applicable treaty rate) of the amount of the distribution paid to such foreign shareholder. Foreign shareholders of the Fund are also subject to “wash sale” rules to prevent the avoidance of the tax-filing and -payment obligations discussed above through the sale and repurchase of Fund shares.

In addition, if the Fund is a USRPHC, the Fund must typically withhold 15% of the amount realized in a redemption by a greater-than-5% foreign shareholder, and that shareholder must file a U.S. income tax return for the year of the disposition of the USRPI and pay any additional tax due on the gain. No withholding is generally required with respect to amounts paid in redemption of shares of the Fund if the Fund is a domestically controlled USRPHC or, in certain limited cases, if the Fund (whether or not domestically controlled) holds substantial investments in RICs that are domestically controlled USRPHCs.

In order to qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, the foreign investor must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an applicable IRS Form W-8 or substitute form). Foreign investors in the Fund should consult their tax advisers in this regard.

If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

A beneficial holder of shares who is a foreign person may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above. Foreign shareholders in the Fund should consult their tax advisors with respect to the potential application of the above rules.

The Fund is required to withhold U.S. tax (at a 30% rate) on payments of taxable dividends made to certain non-U.S. entities that fail to comply (or be deemed compliant) with extensive new reporting and withholding requirements designed to inform the U.S. Department of the Treasury of U.S.-owned foreign investment accounts. Shareholders

42

may be requested to provide additional information to the Fund to enable the Fund to determine whether withholding is required.

Creation Units

As a result of U.S. federal income tax requirements, the Company on behalf of the Fund, has the right to reject an order for a creation of Shares if the creator (or group of creators) would, upon obtaining the Shares so ordered, own 80% or more of the outstanding Shares of the Fund and if, pursuant to Section 351 of the Code, the Fund would have a basis in the Deposit Instruments different from the market value of such securities on the date of deposit. The Company also has the right to require information necessary to determine beneficial share ownership for purposes of the 80% determination.

State and Local Tax Matters

Depending on the residence of the shareholders for tax purposes, distributions may also be subject to state and local taxation. Rules of state and local taxation regarding qualified dividend income, ordinary income dividends and capital gain dividends from RICs may differ from the rules of U.S. federal income tax in many respects. Shareholders are urged to consult their tax advisors as to the consequences of these and other state and local tax rules affecting investment in the Fund.

Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from the Fund’s investment in certain types of U.S. government securities should be free from state and local income taxation to the extent that the interest income from such investments would have been exempt from state and local taxes if such securities had been held directly by the respective shareholders. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the Fund holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from the Fund’s investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that the Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of the Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

Tax Shelter Reporting Regulations

If a shareholder realizes a loss on disposition of the Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

43

General Considerations

The federal income tax discussion set forth above is for general information only. Prospective investors should consult their tax advisers regarding the specific federal tax consequences of purchasing, holding, and disposing of shares of each of the Fund, as well as the effects of state, local and foreign tax law and any proposed tax law changes.

Financial Statements

The Fund’s audited financial statements for the period ended December 31, 2023, appearing in the Annual Report to shareholders, are incorporated herein by reference and made a part of this document. Copies of the Fund’s Semi-Annual Report and Annual Report may be obtained, free of charge by calling the Distributor at 1-888-557-6692 or by downloading a copy at www.humankindfunds.com. You may also obtain the Semi-Annual Report or Annual Report, as well as other information about the Fund, from the EDGAR Database on the SEC’s website at http://www.sec.gov.

44

APPENDIX A – PROXY VOTING POLICIES

HUMANKIND BENEFIT CORPORATION

Proxy Voting

Policy Statement: The 1940 Act requires funds that invest in voting securities (i) to disclose their proxy voting policies and procedures in their registration statement; and (ii) to file annually with the SEC and make available to their shareholders their actual proxy voting record. Most funds delegate to the adviser the responsibility to vote proxies. Companion rules under the Advisers Act require an adviser to (i) adopt proxy policies reasonably designed to ensure that the adviser votes proxies in the best interests of its clients, including addressing material conflicts of interest; (ii) disclose to clients information about its proxy policies; and (iii) maintain certain records relating to proxy voting. These requirements are designed to ensure greater transparency in the voting of proxies.

Procedures: The Company has adopted the following procedures regarding this matter:

1. Procedures – The Company has delegated proxy voting responsibility to the Adviser and a summary of the Adviser’s proxy voting policy and procedures is included in the Company’s statement of additional information.

2. Compliance Responsibility – The Adviser is responsible for monitoring compliance with this policy and procedures.

3. Disclosure – Company counsel, with the administrative support of the Administrator, is responsible for ensuring that appropriate disclosure is made in the Company’s prospectus and SAI. See Chapter 15 for a discussion of the Company’s disclosure policies and procedures.

PROXY VOTING POLICIES AND PROCEDURES OF HUMANKIND INVESTMENTS LLC

A.	General Proxy Voting Policies
1.	In accordance with Rule 206(4)-6 of the Advisers Act, as a registered investment adviser with voting authority over proxies for clients’ securities, Humankind must adopt policies and procedures reasonably designed to ensure Humankind votes proxies in the best interest of Advisory Clients (currently defined as separately managed accounts and registered investment companies, also referred to as ETFs and/or Funds, advised by the Adviser). Additionally, an investment adviser must vote proxies for its ERISA clients, unless the trustees of the plan expressly reserve voting rights in a written document.
2.	Humankind’s Form ADV includes a description of the proxy voting policy and, upon request, will provide Advisory Clients a copy of the proxy voting policies and procedures as well as how Humankind voted their securities.
3.	As a general matter, Humankind votes client securities for Advisory Clients in what we believe to be a socially responsible manner. Humankind understands and appreciates the importance of proxy voting and has engaged a third-party provider (the “Proxy Agent”) to minimize the potential for conflict, to provide voting recommendations that are consistent with this policy and manage our socially responsible securities voting process on behalf of Humankind.

4.	Humankind has established a Proxy Voting Oversight Committee that is responsible for providing consistent and objective oversight of the Firm’s proxy voting actions.
B.	Proxy Voting Procedures

45

1.	All proxies sent to Advisory Clients will be delivered directly to the Proxy Agent unless such materials are received directly by Humankind (to vote on behalf of the Advisory Clients) in which case the Chief Compliance Officer or her designee will arrange for such materials to be forwarded to the Proxy Agent.

2.	A written record of each proxy received by Humankind (on behalf of its Advisory Clients) will be kept in Humankind’s files.

3.	The Chief Compliance Officer will determine which of Humankind’s Advisory Clients hold the security to which the proxy relates.

4.	Prior to voting any proxies, the Proxy Agent shall verify that it has the authority to vote, and if so, will determine with Humankind whether it is subject to guidelines issued by the Advisory Client (or, in the case of an employee benefit plan, the plan’s trustee or other fiduciaries). The Proxy Agent will vote in accordance with the general guidelines discussed below.

5.	If it is determined that a material conflict may exist between an Advisory Client’s interests and Humankind’s interest or between two or more Advisory Client’s interests, the Chief Compliance Officer must be notified and will then make a determination (which may be in consultation with outside legal counsel) as to whether the conflict is material or not and shall determine the appropriate course of action. If no material conflict is identified pursuant to these procedures, the Proxy Agent will make a decision on how to vote the proxy in question in accordance with the guidelines discussed below. The Proxy Agent will deliver the proxy in accordance with instructions related to such proxy in a timely and appropriate manner.

C.	Voting Guidelines

1.	The Proxy Agent, on behalf of Humankind, will vote proxies in the best interests of each particular Advisory Client, in keeping with a socially responsible philosophy. Humankind’s mandate is to vote all proxies for a specific issuer in the same way for each Advisory Client, absent some qualifying restrictions or a material conflict of interest.

2.	Humankind will generally vote in favor of routine corporate housekeeping proposals such as the election of directors and the selection of auditors, absent conflicts of interest (e.g., an auditor’s provision of non-audit services).

3.	Humankind will generally vote against proposals that cause board members to become entrenched or cause unequal voting rights.

4.	In reviewing proposals, Humankind may also consider the opinion of management, the effect on management, the effect on shareholder value, the issuer’s business practices, the impact on employees, the impact on consumers, and the general societal impact.

D.	Handling of Conflicts of Interest

1.	Conflicts of interest may arise during the voting process from time to time in which the best interest of clients might conflict with the third-party vendor’s interests. The third-party vendor has developed an insulated wall (or information barriers) as security between its proxy recommendation service and other services it provides to clients who may also be a portfolio company for which proxies are solicited.

2.	In deciding how to vote a proxy, the Proxy Agent performs its own evaluation of conflicts of interest and has policies and procedures in place to mitigate these conflicts.

E.	Absence of Voting Guidelines

In the absence of specific voting guidelines mandated by a particular Advisory Client, Humankind will endeavor to instruct the Proxy Agent to vote proxies in the best interests of each Advisory Client in keeping with a socially responsible philosophy.

F.	Recordkeeping Requirements

Humankind Investments has engaged the Proxy Agent to manage the proxy voting process and will be responsible for maintaining files relating to Humankind’s proxy voting procedures. Records will be maintained and preserved for five (5) years from the end of the fiscal year during which the last entry

46

was made on a record, with records for the first two (2) years kept in the offices of Humankind. Records of the following will be included in the files:

1.	Copies of these proxy voting policies and procedures, and any amendments thereto;

2.	A copy of each conflict notice issued by Humankind;

3.	A copy of each proxy statement that Humankind receives;

4.	A record of each vote that Humankind casts;

5.	A copy of any document that Humankind created that was material to making a decision how to vote the proxies, or memorializes that decision (if any); and

6.

A copy of each written request for information on how Humankind voted such Advisory Client’s proxies and a copy of any written response to any request for information on how Humankind voted proxies on behalf of Advisory Clients.

G. Form N-PX Filing by Institutional Investment Managers

On November 4, 2022 the SEC adopted amendments to Form N-PX under the Investment Company Act of 1940 and also rule and form amendments under the Securities and Exchange Act of 1934 that require institutional investment managers subject to the reporting requirements under Section 13(f) of the Exchange Act to annually report their proxy voting record on Form N-PX with respect to certain shareholder advisory votes on executive compensation matters. The Firm will be required to file its first report on amended Form N-PX by August 31, 2024 for the reporting period July 1, 2023 to June 30, 2024.

H.	Specific Proxy Voting Provisions for ETF/Fund Clients

Proxy Voting and Form N-PX & Proxy Solicitation

An ETF may invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) to handle proxies received from Underlying Funds in a certain manner. It is the policy of the Adviser to vote all proxies received in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, in order to benefit from the safe harbor of Section 12(d)(1)(F) under the 1940 Act.

The Fund Administrator, not Humankind, is responsible for filing Form N-PX on behalf of the Funds. Humankind will provide the Funds’ proxy voting record to the Fund Administrator upon request for inclusion in the Fund’s N-PX filing.

On November 2, 2022, the SEC adopted amendments to Form N-PX and other rule and form amendments referenced above that expand the scope of the Fund’s Form N-PX reporting obligations. The Fund will be required to file its first report on amended Form N-PX by August 31, 2024, for the reporting period July 1, 2023 to June 30, 2024. Humankind will arrange for the Fund Administrator to receive the Fund’s proxy voting record for inclusion in the Fund’s Form N-PX filing in conformity with the expanded proxy voting information requirements of amended Form N-PX.

47

When the Fund solicits proxies from its shareholders it must comply with Rule 20a-1 under the 1940 Act and Regulation 14A under the 1934 Securities Exchange Act, which are designed to ensure that Fund shareholders receive full and timely information about the proposals for which they are being asked to provide a proxy. The proxy statement must include all information required by Schedule 14A and must be sent to all shareholders who hold Fund shares as of the record date. With certain exceptions, no solicitation may be made unless each person solicited has previously been provided a proxy statement or is provided one at the time of solicitation. Copies of the proxy card, as well as the preliminary and definitive versions of the proxy statement, must be filed with the SEC.

Humankind is responsible for monitoring compliance pursuant as applicable to Section 16A and 16B of the Fund’s policies.

January 29, 2024

48

PART C: OTHER INFORMATION

Item 28.	Exhibits

(a)(1)	Articles of Incorporation dated June 30, 2020 for Humankind Benefit Corporation (the “Company”). (1)
(b)	Company’s By-Laws. (2)
(c)	Not applicable.
(d)	Advisory Agreement between the Company and Humankind Investments LLC. (2)
(e)	ETF Distribution Agreement between the Company and Northern Lights Distributors, LLC. (2)
(f)	Not applicable.
(g)	Custodian and Transfer Agent Agreement between the Company and Brown Brothers Harriman & Co. (2)
(h)(1)	ETF Master Services Agreement between the Company and Ultimus Fund Solutions, LLC. (2)
(h)(2)	ETF Consulting Agreement by and between the Company and Northern Lights Compliance Services, LLC, dated July 26, 2021. (3)
(i)	Opinion of Venable LLP. (2)
(j)(1)	Consent of Cohen & Company, Ltd., filed herewith.
(j)(2)	Consent of BBD, LLP, filed herewith.
(k)	Not applicable.
(l)	Initial Capital Agreement between the Company and Humankind Investments LLC. (2)
(m)	Distribution Plan pursuant to Rule 12b-1. (2)
(n)	Not applicable.
(o)	Not applicable.
(p)(1)	Code of Ethics of the Company. (3)
(p)(2)	Code of Ethics of the Adviser. (3)
(p)(3)	Code of Ethics of Ultimus Fund Solutions, LLC, dated June 2023. (5)
(p)(4)	Code of Ethics for the Principal Executive and Senior Financial Officers. (3)
(99)(a)	Power of Attorneys for the Directors, dated January 5, 2021. (2)
(99)(b)	Power of Attorney for the President, Principal Executive Officer, and Director, dated February 8, 2021. (2)
(99)(c)	Power of Attorney for the Senior Financial Officer. (3)
(99)(d)	Power of Attorney for Directors, dated April 26, 2023. (4)
(1)	Incorporated herein by reference to Registrant’s Pre-Effective Form N-1A as filed with the Securities and Exchange Commission (“SEC”) on August 17, 2020.
(2)	Incorporated herein by reference to Registrant’s Pre-Effective Amendment No. 3 on Form N-1A as filed with the SEC on February 12, 2021.
(3)	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 1 on Form N-1A as filed with the SEC on April 27, 2022.
(4)	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 2 on Form N-1A as filed with the SEC on April 28, 2023.
(5)	Incorporated herein by reference to Registrant’s Post-Effective Amendment No. 3 on Form N-1A as filed with the SEC on February 26, 2024.

Item 29.	Persons Controlled by or Under Common Control with the Fund

Not applicable.

Item 30.	Indemnification

Reference is made to Article X of Company’s Articles of Incorporation. The Company, its Directors and officers are insured against certain expenses in connection with the defense of claims, demands, actions, suits, or proceedings, and certain liabilities that might be imposed as a result of such actions, suits or proceedings.

Every note, bond, contract, instrument, certificate or undertaking and every other act or thing whatsoever issued, executed or done by or on behalf of the Company or the Directors or any of them in connection with the Company shall be conclusively deemed to have been issued, executed or done only in or with respect to their or his or her capacity as Directors or Director, and such Directors or Director shall not be personally liable thereon.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended (the “1933 Act”), may be permitted to directors, trustees, officers and controlling persons of the Company and the principal underwriter pursuant to the foregoing provisions or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Company of expenses incurred or paid by a director, trustee, officer, or controlling person of the Company and the principal underwriter in connection with the successful defense of any action, suite or proceeding) is asserted against the Company by such director, trustee, officer or controlling person or principal underwriter in connection with the shares being registered, the Company will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31.	Business and Other Connections of the Investment Adviser

See “Management of the Fund” in Part B. The business or other connections of each member and officer of Humankind Investments LLC is currently listed in the investment advisor registration on Form ADV for Humankind Investments LLC (File No. 801-116778) and is incorporated herein by reference.

Item 32.	Principal Underwriters

(a) Northern Lights Distributors, LLC (the “Distributor”), located at 4221 North 203rd Street, Elkhorn, Nebraska 68022, serves as the Humankind US Stock ETF’s (the “Fund”) principal underwriter and distributor of the Fund’s shares. The Distributor only distributes Fund shares in Creation Units and does not maintain a secondary market in the Fund’s shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority, Inc. The Distributor is not an affiliate of Humankind Investments LLC or any of its affiliates.

The Distributor also acts as the principal underwriter for the following registered investment companies: AdvisorOne Funds, Arrow ETF Trust, Arrow Investments Trust (ETFs only), Boyar Value Fund, Inc., Capitol Series Trust (ETF), Copeland Trust, Miller Investment Trust, Mutual Fund Series Trust, New Age Alpha Trust, Northern Lights Fund Trust, Northern Lights Fund Trust II, Northern Lights Fund Trust III, Northern Lights Fund Trust IV, Northern Lights Variable Trust, OCM Mutual Fund, PREDEX, Princeton Private Investments Access Fund, The North Country Funds, The Saratoga Advantage Trust, Tributary Funds, Inc., Two Road Shared Trust, Ultimus Managers Trust (ETF), Uncommon Investment Funds Trust, Unified Series Trust (ETF), and Valued Advisers Trust (ETF).

 (b) The following are the directors and executive officers of the Distributor:

Officers
Kevin Guerette	President
Stephen Preston	Treasurer/CCO/AML Officer
Greg Evans	FINOP
Bill Strait	Secretary/General Counsel
Melvin Van Cleave	Chief Information Security Officer
Board of Managers
Bill Strait
David James

(c) Not Applicable

Item 33.	Location of Accounts and Records

All accounts, books, and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules promulgated thereunder are maintained at the following offices:

(a) Company	Ultimus Fund Solutions, LLC maintains all records required to be maintained by the Registrant under Section 31(a) of the 1940 Act and the rules (“Records”) which relate to the administration, fund accounting, and shareholder services it provides to the Registrant. Ultimus Fund Solutions, LLC is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246.

(b) Adviser	Humankind Investments LLC maintains all Records relating to the advisory services it provides to the Registrant. Humankind Investments LLC is located at 79 Madison Avenue, New York, NY 10016.

(c) Principal Underwriter	Northern Lights Distributors, LLC maintains all Records relating to the distribution services it provides to the Registrant. Norther Lights Distributors, LLC is located at 4221 North 203RD Street, Suite 100 Elkhorn NE 68022.

(d) Custodian	Brown Brothers Harriman & Co. maintains all Records relating to the custodial services it provides to the Registrant. Brown Brothers Harriman & Co. is located at 140 Broadway, New York, New York 10005-1101.

Item 34.	Management Services

Not applicable.

Item 35.	Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and State of New York, on this 29th day of April, 2024.

Humankind Benefit Corporation

By:	/s/ James Katz
James Katz
President, Principal Executive Officer, and Director

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacity indicated on April 29, 2024.

Signature	Title

/s/ James Katz	President, Principal Executive Officer, and Director
James Katz

/s/ Jason Cik*	Director
Jason Cik

/s/ Dina Kook*	Director
Dina Kook

/s/ Zachary Roseman*	Director
Zachary Roseman

/s/ Brian Curley	Treasurer and Principal Financial Officer
Brian Curley

*By:	/s/ James Katz	Attorney-in-Fact
James Katz

INDEX TO EXHIBITS

HUMANKIND BENEFIT CORPORATION

PEA # 4

Item
(j)(1)	Consent of Independent Registered Public Accounting Firm (Cohen)
(j)(2)	Consent of Independent Registered Public Accounting Firm (BBD)